Securities Act Registration No.333- ______
Investment Company Registration No. 811- ______

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No. ____
[ ] Post-Effective Amendment No. ____

and/or

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[ ] Amendment No. ___

LAZARD GLOBAL MID CAP FUND, INC.
(Exact Name of Registrant as Specified in Charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of Principal Executive Offices)

(212) 632-6000
(Registrant's Telephone Number, including Area Code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and Address of Agent for Service)

Copies of Communications to:

Stuart H. Coleman, Esq.
Janna Manes, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 as amended (the "Securities Act"), other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT

                                                                                                  Amount of
Title of Securities     Amount Being         Proposed Maximum            Proposed Maximum       Registration
Being Registered        Registered       Offering Price Per Unit    Aggregate Offering Price      Fee

Common Stock,
$.001 par value       100,000 shares             $20.00                    $2,000,000*             $235.40

__________________

(*)     Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

Subject to Completion
Preliminary Prospectus dated December 14, 2004

PROSPECTUS	[LAZARD LOGO]

Shares
Lazard Global Mid Cap Fund, Inc.
Common Shares
$20.00 per Share

           Investment Objective. Lazard Global Mid Cap Fund, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is total return, consisting of capital appreciation and income. There can be no assurance that the Fund will achieve its investment objective.

           Portfolio Contents.Under normal market conditions, the Fund intends to pursue its investment objective by investing at least 80% of its assets in securities issued by medium-size ("mid cap") companies with a combination of separate investment strategies that Lazard Asset Management LLC, the Fund's investment adviser (the "Adviser"), has employed on behalf of registered investment companies or private advisory or other managed accounts: a U.S. mid cap equity strategy (since 1996) and mid cap selections from an international equity strategy (since 2001), a U.S. high yield fixed income strategy (since 2002) and a global high yield fixed income strategy (since 2001). The Fund considers "mid cap" companies to be those that, at the time of initial purchase by the Fund, have market capitalizations within the range of companies included in the Russell Midcap® Index.

           Prior Trading History. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end funds frequently trade at prices lower than their net asset value ("discount"). The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund intends to apply for listing on the New York Stock Exchange.

(continued on following page)

           Investing in the Fund's common shares involves risks that are described in the "Risk Factors" section beginning on page __ of this prospectus.

                                                                        Per Share          Total (1)
    Public offering price...........................................      $20.00              $
    Sales load (2)..................................................        $                 $
    Estimated offering expenses (3).................................        $                 $
    Proceeds, after expenses, to the Fund...........................        $                 $
    (1)  Assume overallotment option is not exercised.
    (2)  [Does not include compensation payable by the Adviser to
                       . See "Underwriting."]
    (3)  The offering expenses are estimated to be approximately $       or $        per share.  The Adviser
         has agreed to pay all the Fund's organizational expenses and to pay the amount by which the aggregate offering expenses, other than the sales load, exceed $ per share.

           The underwriters may also purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments.

           Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

           The common shares will be ready for delivery on or about    , 2005.

The date of this prospectus is , 2005.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

(continued from previous page)

•	Global Mid Cap Equity. The Fund will invest in equity securities of mid capitalization U.S. issuers and non-U.S. issuers from developed and, to a lesser extent, emerging markets.

•	Global Mid Cap Fixed Income. The Fund will invest in medium and lower quality fixed income securities of mid cap U.S. issuers and non-U.S. issuers from developed and, to a lesser extent, emerging markets. The Fund considers "medium quality" fixed income securities to be those rated B to BBB by Standard & Poor's Rating's Group ("S&P") or Fitch, Inc. ("Fitch") or B to Baa by Moody's Investors Service, Inc. ("Moody's"). Fixed income securities rated below BBB/Baa are commonly referred to as "junk bonds" or "high yield securities."

           The Adviser will seek to maintain the Fund's assets in each of Global Mid Cap Equity or Global Mid Cap Fixed Income strategies in approximately equal amounts by allocating investment of interest and dividends on, and sale proceeds of, the Fund's portfolio investments. Allocations to Global Mid Cap Equity and Global Mid Cap Fixed Income strategies will be monitored monthly. If one strategy represents 55% or more of the Fund's managed assets, the Adviser will rebalance the strategies so that the allocation is approximately equal. It is not expected that the Fund would invest more than 60% of its managed assets in either strategy. Within these limits, allocations to Global Mid Cap Equity and Global Mid Cap Fixed Income will be determined by evaluating a variety of factors, including the relative outlook for the two strategies, overall sector allocation and the difference between the cost of leverage and the current and anticipated yield on the Global Mid Cap Fixed Income strategy.

           The allocation of the Fund's assets to U.S. and non-U.S. issuers generally will be approximately 75% to 85% and 15% to 25%, respectively, of managed assets. Although the Fund may, at times, invest more than 25% of its managed assets in non-U.S. issuers, it not expected that the Fund would invest more than 40% of its managed assets in securities of non-U.S. issuers.

           Investment Adviser. Lazard Asset Management LLC is the Fund's investment adviser. As of December 31, 2004, the Adviser, together with its global affiliates, had approximately $      billion in assets under management. See "Management of the Fund."

           Leverage. The Fund intends to use leverage through borrowing, including loans from certain financial institutions. Under current market conditions, the Fund intends to incur leverage in an aggregate amount of up to approximately 20% of the Fund's total assets immediately after such borrowing. By using leverage, the Fund will seek to obtain a higher return than if the Fund did not use leverage. Leverage is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. See "Leverage."

           The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's common shares, and retain it for future reference. A Statement of Additional Information, dated , 2005, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page of this prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 225-6292 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

TABLE OF CONTENTS

Page

Prospectus Summary
Summary of Fund Expenses
The Fund
Use of Proceeds
Investment Objective and Principal Investment Strategies
Portfolio Contents
Leverage
Risk Factors
Management of the Fund
Dividends and Distributions
Automatic Dividend Reinvestment Plan
Closed-End Fund Structure
Possible Conversion to Open-End Status
Federal Income Tax Matters
Net Asset Value
Description of Shares
Certain Provisions of the Agreement and Articles of Incorporation and By-Laws
Underwriting
Administrator, Custodian, Transfer Agent, Registrar and Dividend Disbursing Agent
Validity of Common Shares
Table of Contents of the Statement of Additional Information	5 18 20 20 20 24 28 30 35 38 39 40 41 41 43 44 45 47 49 49 50

           You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus is given as of the date of this prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since the date of this prospectus.

PRIVACY PRINCIPLES OF THE FUND

           The Fund recognizes and appreciates the importance of respecting the privacy of its shareholders. Shareholders' trust is the Fund's most important asset, and the Fund is committed to safeguarding against the unauthorized use of, and access to, shareholder information. This Privacy Notice explains the Fund's current policies and practices with respect to non-public personal information of prospective, current and former shareholders.

          In order to adequately service its shareholders, the Fund regularly collects certain non-public personal information about its shareholders. The Fund limits the collection of information to the minimum amount required to deliver useful products and superior service to shareholders, to comply with legal requirements and to support the Fund's business needs. The Fund may collect non-public personal information about you from the following sources:

•	Information received from you on applications, questionnaires or other forms, including, but not limited to, your name, address, social security or other tax identification number, age, employment information, assets owned and income.

•	Information about your transactions with the Fund, its affiliates or others, such as your account balance and holdings, payment history and transaction information.

•	Information received from due diligence, such as your creditworthiness and your credit history.

•	Information obtained from the Fund's communications and correspondence with you.

           The Fund does not disclose any non-public personal information about its shareholders or former shareholders to any third party, except as required by law. The Fund may, however, disclose such non-public personal information to its affiliates in order to provide products or services to you or to support business needs. In order to maintain the confidentiality of such information, the Fund restricts access to non-public information about shareholders to those employees who need to know that information. The Fund maintains physical, electronic and procedural safeguards to guard the non-public personal information of Fund shareholders and former shareholders.

           Please note that the Fund will treat your information as confidential, as described above. It is not necessary for you to respond to this notice or to separately request confidentiality.

PROSPECTUS SUMMARY

           This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's common shares, especially the information set forth under the heading "Risk Factors." You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

The Fund	The Lazard Global Mid Cap Fund, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company. See "The Fund."

The Offering	The Fund is offering shares of common stock, par value $.001, at an initial offering price of $20.00 per share. The common stock is being offered by a group of underwriters (the "underwriters") led by (" "). The shares of common stock are called "common shares" in the rest of this prospectus. You must purchase at least 100 common shares to participate in this offering. Investors will be required to pay a sales load of % of the initial offering price, which will reduce the initial amount invested. The Fund has granted to the underwriters the right to purchase up to an additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover orders in excess of common shares, if any. Giving effect to the sales load and assuming offering expenses of $ per share, the initial net asset value of the common shares would be $ immediately after their issuance. The Adviser has agreed to pay the Fund's organizational expenses and offering expenses (other than the sales load) with respect to the common shares to the extent these expenses exceed $ per share. See "Underwriting."

Investment Objective and Principal Investment Strategies	Investment Objective. The Fund's investment objective is total return, consisting of capital appreciation and income. There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies. Under normal market conditions, the Fund intends to pursue its investment objective by investing at least 80% of its assets in securities issued by medium-size ("mid cap") companies with a combination of separate investment strategies that the Adviser has employed on behalf of registered investment companies or private advisory or other managed accounts: a U.S. mid cap equity strategy (since 1996) and mid cap selections from an international equity strategy (since 2001), a U.S. high yield fixed income strategy (since 2002) and a global high yield fixed income strategy (since 2001). The Fund considers "mid cap" companies to be those that, at the time of initial purchase by the Fund, have market capitalizations within the range of companies included in the Russell Midcap® Index.

•	Global Mid Cap Equity. The Fund will invest in equity securities of mid capitalization U.S. issuers and non-U.S. issuers from developed and, to a lesser extent, emerging markets.

•	Global Mid Cap Fixed Income. The Fund will invest in medium and lower quality fixed income securities of mid cap U.S. issuers and non-U.S. issuers from developed and, to a lesser extent, emerging markets. The Fund considers "medium quality" fixed income securities to be those rated B to BBB by S&P or Fitch or B to Baa by Moody's. Fixed income securities rated below BBB/Baa are commonly referred to as "junk bonds" or "high yield securities."

The Adviser will seek to maintain the Fund's assets in each of Global Mid Cap Equity or Global Mid Cap Fixed Income strategies in approximately equal amounts by allocating investment of interest and dividends on, and sale proceeds of, the Fund's portfolio investments. Allocations to Global Mid Cap Equity and Global Mid Cap Fixed Income strategies will be monitored monthly. If one strategy represents 55% or more of the Fund's managed assets, the Adviser will rebalance the strategies so that the allocation is approximately equal. It is not expected that the Fund would invest more than 60% of its managed assets in either strategy. Within these limits, allocations to Global Mid Cap Equity and Global Mid Cap Fixed Income will be determined by evaluating a variety of factors, including the relative outlook for the two strategies, overall sector allocation and the difference between the cost of leverage and the current and anticipated yield on the Global Mid Cap Fixed Income strategy.

The allocation of the Fund's assets to U.S. and non-U.S. issuers generally will be approximately 75% to 85% and 15% to 25% respectively, of managed assets. Although the Fund may, at times, invest more than 25% of its managed assets in non-U.S issuers, it not expected that the Fund would invest more than 40% of its managed assets in securities of non-U.S. issuers. The Adviser will monitor the Fund's allocations to U.S. and non-U.S. investments, as well as sector allocation, across the Fund's entire portfolio. These allocations will be made on the Adviser's determination of the best combination of available investment opportunities. The Adviser will make these determinations using a variety of factors, including comparisons of the valuation and return-on-equity of U.S. and non-U.S. Global Mid Cap Equity holdings and allocation of the Fund's currency exposures. The Fund's non-U.S. investments in developed markets may (but are not require to) include securities of issuers in the United Kingdom, Western Europe and Japan, in addition to issuers in other countries and regions.

Global Mid Cap Equity

In the Global Mid Cap Equity strategy, the Adviser seeks to purchase under-valued, under-appreciated and financially productive stocks (a "relative value strategy"). The Adviser's relative value strategy is based on value creation through the process of bottom-up stock selection. The Adviser seeks to purchase stocks of companies that it believes offer value creation opportunity given the trade off between strong financial productivity and attractive valuations. The Adviser follows an investment process that incorporates three types of investment research, as well as other investment selection techniques. This research process is based on analysis of historical financial data.

•	Analytical Framework. The Adviser employs various screening processes to search global databases for companies that appear to offer strong financial productivity at attractive valuations. Screening seeks to identify companies that are attractively priced (i.e., low price/earnings, price/book and price/cash flow ratios), relative to their financial returns (i.e., return on equity, cash return on equity, return on assets and operating margins).

•	Accounting Validation. The Adviser's analysts examine a company's stated financial statistics (income statement, cash flow statement, balance sheet and all related footnotes) to consider how accounting decisions and policies may affect reported financial productivity. While this process is not designed to detect fraud or other misrepresentations or omissions, by focusing on detailed cash flow analysis and discretionary balance sheet items, analysts seek to: determine whether a level of comfort can be gained in a company's stated financial productivity; identify and take advantage of pricing anomalies; and discover opportunities, including hidden value per share and hidden risks.

•	Fundamental Analysis. A key component in the equity investment process, fundamental analysis is conducted to assess many issues, including the sustainability of returns, and to identify a catalyst for price revaluation. This involves analyzing a company's: quality and depth of management; competitive position; sensitivity to economic/market cycles; margin and sales trends; brand name strength; geographical breakdown; and macro environment in which a company operates.

Global Mid Cap Fixed Income

In the Global Mid Cap Fixed Income strategy, the Adviser purchases and sells securities based on credit fundamentals and relative value. The Adviser believes that fundamental bottom-up credit research is the most important factor in the its fixed income investment process and seeks to buy securities at attractive prices and hold investments over the long-term to protect principal and minimize market and individual credit risk.

•	Idea Generation. The Adviser screens potential investments by various criteria relevant to particular types of fixed income investment, which may include credit rating, minimum amount of publicly issued debt, number of public issues, form of interest payments (cash pay, payment-in-kind, zero coupon) and/or duration.

•	Credit Analysis. Once a new investment idea is generated, it is assigned to a credit analyst that follows the issuer's industry sector. The credit analysis process includes company analysis and credit due diligence, along with a qualitative assessment of the future creditworthiness of the company and the abilities of its management. The Adviser's credit analysis discipline is then used to assess the creditworthiness of the issuer and its ability to be refinanced in the market. Once a potential investment is analyzed, it is then presented to the credit research committee and also must be approved by the portfolio investment committee. If the Adviser's portfolio investment committee approves the investment it is then added to the Adviser's working list and may subsequently be purchased when it represents good relative value within the market.

•	Ongoing Monitoring. On an ongoing basis the Adviser assesses the risk/reward for individual issues and considers a variety of factors such as operating trends, cash flow, underlying asset base, liquidity, capitalization changes, management changes and security terms.

•	Sell Discipline. The Adviser's sell discipline is primarily a function of the credit discipline, relative value and security structure (upside potential). On an ongoing basis, the Adviser reviews the yield spread of a security in the context of its historical spread, current market spread and credit trend. The Adviser considers selling a portfolio position when the Adviser detects deteriorating fundamentals relative to initial purchase analysis or when the Adviser believes that the investment no longer has enough upside potential.

Portfolio Contents	Global Mid Cap Equity

Equity Securities. Equity investments will include equity securities, principally common stock, of U.S. and non-U.S. issuers, including (to a lesser extent) emerging market issuers, with market capitalizations within the range of the Russell Midcap® Index at the time of initial purchase by the Fund.

Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer's debt securities and preferred stock and other senior equity securities. Although common stocks historically have generated higher average returns than fixed income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the relevant stock market. A drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

Global Mid Cap Fixed Income

Securities Ratings-Corporate Debt Obligations. Global Mid Cap Fixed Income investments will consist primarily of corporate debt obligations rated B to BBB by S&P or Fitch or B to Baa by Moody's. Up to 5% of Global Mid Cap Fixed Income may be invested in corporate debt obligations rated CCC by S&P or Fitch or Caa by Moody's. Unrated securities may be determined by the Adviser to be of comparable quality to these ratings. When a security is rated by more than one of rating agency, the Adviser will use the highest rating in applying its investment policies.

Fixed income securities of below-investment grade quality (below BBB/Baa) are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and to repay principal and are commonly referred to as "junk bonds" or "high yield securities." These securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated fixed income securities.

The descriptions of the rating categories by S&P, Fitch and Moody's, including a description of their speculative characteristics, are set forth in the Statement of Additional Information. All references to securities ratings by S&P, Fitch and Moody's in this prospectus shall, unless otherwise indicated, include all securities within each such rating category (that is, (+) and (-) in the case of S&P and Fitch and (1), (2) and (3) in the case of Moody's). All percentage and ratings limitations on securities in which the Fund may invest shall apply at the time of acquisition and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund's initial investment in such security or the percentage limitation is exceeded as a result of changes in the market value of the Fund's portfolio securities. The Fund is not required to dispose of a security in the event a rating agency downgrades or withdraws its rating of a security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrading.

Other Fixed Income Securities. The Fund's fixed income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund may invest in a variety of fixed income securities, including convertible securities, preferred securities and mortgage-backed and asset-backed securities.

Other Investments	Normally, the Fund will invest substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective.

Strategic Transactions (Derivatives) Risk	The Fund may purchase and sell derivative instruments such as financial futures contracts; forward currency contracts; various interest rate transactions such as swaps, caps, floors or collars; and credit transactions such as credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund may use Strategic Transactions as a portfolio management or hedging technique to seek to protect against changes in currency exchange rates, protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Although the Adviser does not anticipate that Strategic Transactions will represent a significant component of the Fund's investment strategy and will not be used for speculative purposes, the Fund does not have a policy limiting the portion of the Fund's assets that may be subject to such transactions or invested in such instruments.

Use of Leverage by the Fund	The Fund may use leverage through borrowing, including loans from certain financial institutions ("Borrowing"), in an aggregate amount of up to approximately 20% of the Fund's total assets immediately after such Borrowing. The Adviser expects that the Fund usually will be fully leveraged, but at times leverage may be reduced or even eliminated, depending on a variety of factors, including the Adviser's outlook for interest rates and credit markets and the costs of leverage. The Fund's leveraging strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include greater volatility in the Fund's net asset value and the market price of and dividends on the Fund's common shares and higher expenses. Since the Adviser's fee is based on a percentage of the Fund's managed assets (including Borrowing), its fee will be higher if the Fund is leveraged, and the Adviser will thus have an incentive to leverage the Fund. The Adviser intends only to leverage the Fund when it believes that the potential total return on additional investments purchased with the proceeds of leverage is likely to exceed the costs incurred in connection with the leverage.

Special Risk Considerations	The following is a summary of the principal risks of investing in the Fund. You should read the more complete discussion in this prospectus under "Risk Factors" on page .

General. The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. An investment in the Fund's common shares may be speculative in that it involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

No Operating History. The Fund is a newly organized, diversified, closed-end management investment company and has no operating history or history of public trading.

Market Discount Risk. Shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after completion of the initial public offering, will be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Following the offering, the net asset value of the Fund will be reduced by the sales load and the amount of offering expenses paid by the Fund.

Mid Cap Company Risk. Mid cap companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. Some of the Fund's investments will rise and fall based on investor perception rather than economic factors.

Foreign Securities Risk. The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests in emerging market issuers or makes a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

•	less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices;

•	many non-U.S. markets are smaller, less liquid and more volatile, and in a changing market the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable;

•	currency exchange rates or controls may adversely affect the value of the Fund's investments;

•	the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; and

•	withholdings and other non-U.S. taxes may decrease the Fund's return.

There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in U.S. markets.

Currency Risk. Most of the Fund's non-U.S. investments will be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

The Fund may, but is not obligated to, engage in currency hedging transactions. To the extent the Fund does not hedge its currency exposure, the value of the Fund's investments denominated in currencies other than the U.S. dollar will be subject to currency exchange fluctuations. Generally, hedging involves Strategic Transactions such as forward currency contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits.

Global Mid Cap Fixed Income

Credit Risk and High Yield Bond Risk. Credit risk is the risk that an issuer of fixed income securities will become unable to meet its obligation to make interest and principal payments.

Global Mid Cap Fixed Income investments will consist primarily of corporate debt obligations rated B to BBB by S&P or Fitch or B to Baa by Moody's. Up to 5% of Global Mid Cap Fixed Income may be invested in corporate debt obligations rated CCC by S&P or Fitch or Caa by Moody's. Unrated securities may be determined by the Adviser to be of comparable quality to these ratings. Investment in securities of below-investment grade quality involves substantial risk of loss. Ratings below BBB/Baa are considered below investment grade and are commonly referred to a "junk bonds" or "high yield securities." Investment in securities of below-investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield fixed income securities tend to be more volatile, and these securities are less liquid, than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

•	increased price sensitivity to changing interest rates and to a deteriorating economic environment;
•	greater risk of loss due to default or declining credit quality;
•	adverse issuer-specific events are more likely to render the issuer unable to make interest and/or principal payments; and
•	if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

Interest Rate Risk. The Fund's net asset value will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Fund's fixed income investments will decline in value due to rising interest rates.

Reinvestment Risk. Income from the Fund's portfolio will decline if the Fund invests the proceeds on repayment or sale of fixed income securities or other obligations into lower yielding instruments. A decline in income could affect the distribution rate on the common shares and the Fund's overall return.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares would likely increase, which would tend to further reduce returns to common shareholders.

Convertible Securities Risk. The Fund's investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

Liquidity Risk. Some fixed income securities in which the Fund may invest are not readily marketable and may be subject to restrictions on resale. Some securities in which the Fund may invest may be subject to irregular trading activity and wide bid/ask spreads, and some securities may not have an active trading market. Securities that are illiquid may be more difficult to value or may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund's net asset value. The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale. In certain situations, the Fund could find it more difficult to sell such securities at desirable times and/or prices. Most of the Global Mid Cap Fixed Income investments will be valued by an independent pricing service that uses market quotations of investors and traders. In other cases, investments may be valued at their fair value in accordance with procedures approved by the Board of Directors.

Strategic Transactions (Derivatives) Risk. Strategic Transactions, such as the use of derivatives, have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Adviser's ability to predict pertinent market movements (including, as applicable, currency exchange and interest rate movements), which cannot be assured. Thus, the use of Strategic Transactions, including entering into such transactions for hedging purposes, may result in losses greater than if they had not been used (including losses in excess of the amount invested in the Strategic Transaction), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.

Additionally, the Fund's use of Strategic Transactions involves costs, and amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

Leverage Risk. The Fund may use leverage through Borrowing in an aggregate amount of up to approximately 20% of the Fund's total assets immediately after such Borrowing. Leverage creates risks that may adversely affect the return for the Fund's return, including the likelihood of greater volatility of the net asset value and market price of and distributions on and dividends on the Fund's common shares and increased operating costs.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceed the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund's assets decline in value, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

Certain types of Borrowing may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants than may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing.

Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the world economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, secondary trading, ratings, credit risk, inflation and other factors. In particular, junk bonds tend to be more volatile than higher rated fixed income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of junk bonds than on higher rated fixed income securities.

Anti-Takeover Provisions Risk. The Fund's Articles of Incorporation and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Directors, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund and a merger, liquidation, asset sale or similar transaction.

Investment Adviser	Lazard Asset Management LLC is the Fund's investment adviser and manages the investment operations and assets of the Fund, which will include the purchase, retention and disposition of the Fund's assets, in accordance with the Fund's investment objective, policies and restrictions, including determining the amount of the Fund's assets allocated to U.S. and non-U.S. investments.

The Adviser is a subsidiary of Lazard Frères & Co. LLC ("Lazard"), which was founded in 1848. Lazard established the Adviser as its investment management division in 1970. As of December 31, 2004, the Adviser, together with its global affiliates, had approximately $ billion of assets under management, including $ billion in non-U.S. assets.

The Fund pays the Adviser a fee for its investment advisory services equal on an annual basis to % of the Fund's average daily managed assets. "Managed assets" means the total assets of the Fund (including any assets attributable to any Borrowing that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing Borrowing). The fee is accrued daily and payable monthly. Because the Adviser's fee is based upon managed assets, the Adviser may have an incentive to leverage the Fund.

Listing	The Fund intends to apply for listing on the New York Stock Exchange.

Custodian, Transfer Agent, Registrar and Dividend Disbursing Agent
[State Street Bank and Trust Company] will serve as the Fund's custodian. [Equiserve Trust Company, N.A.] will serve as the Fund's transfer agent and registrar, and [EquiServe, Inc. ("EquiServe")] will serve as the Fund's dividend disbursing agent.

Market Price of Common Shares
Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of the Fund's investment activities and may be a greater risk to investors expecting to sell their shares in a relatively short period of time following the completion of this offering. The Fund cannot predict whether the common shares will trade at, above or below net asset value. The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of the organizational and offering expenses paid by the Fund. The market price for common shares may similarly fall after the offering as a reaction to the reduction in net asset value. See "Use of Proceeds." In addition to the net asset value, the market price of the Fund's common shares may be affected by such factors as the Fund's use of leverage, portfolio credit quality, liquidity, market supply and demand, dividends paid by the Fund (which are in turn affected by expenses), factors affecting the market for interest rates and credit markets, call protection for portfolio securities and interest rate movements. See "Leverage," "Risk Factors" and "Description of Shares." The Fund's common shares are designed primarily for long-term investors. You should not purchase common shares if you intend to sell them shortly after purchase.

Distributions	The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and realized net capital gains, if any, at least annually. The Fund expects that it will announce its initial dividend within 45 days and commence paying dividends within 60 to 90 days of the date of this prospectus. At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income. In order to maintain a stable dividend rate on the common shares, the Fund may also make distributions that constitute a return of capital. The Fund cannot guarantee any particular yield on its common shares, and the yield for any given period is not an indication or representation of future yields on the Fund's common shares. The amount of each monthly distribution will vary depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares and the Fund's dividend policy could change.

You should consult a tax adviser about state, local and foreign taxes on your distributions from the Fund. Dividends from the Fund's net investment income will generally be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits, and any distributions by the Fund of net realized short-term capital gains will be taxable as ordinary income. Some of the capital gain dividends distributed by the Fund to individual shareholders may qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains.

Dividends and capital gain distributions generally are reinvested in additional common shares of the Fund under the Fund's automatic dividend reinvestment plan. However, an investor can choose not to participate in the plan and instead to receive all distributions in cash. Since not all investors can participate in the automatic dividend reinvestment plan, you should contact your broker or nominee to confirm that you are eligible to participate in the plan. See "Dividends and Distributions," "Automatic Dividend Reinvestment Plan" and "Federal Income Tax Matters."

SUMMARY OF FUND EXPENSES

           The following table shows Fund expenses as a percentage of net assets attributable to the common shares. Expenses and fees borne by the Fund are indirectly borne by the holders of common shares. The table assumes Borrowing by the Fund in an amount equal to 20% of the Fund's total assets (including the Borrowing) and issues approximately                  common shares. If the Fund issues fewer common shares, then all other things being equal, the Fund's expenses as a percentage of net assets would increase. Footnote (3) to the table also shows Fund expenses as a percentage of net assets attributable to the common shares but assumes that no Borrowing is outstanding. For additional information with respect to the Fund's expenses, see "Management of the Fund." Other expenses include, but are not limited to, custodial and transfer agency fees, legal and accounting expenses and listing fees.

Shareholder Transaction Expenses
     Sales load (as a percentage of offering price)....................................                %
     Estimated offering expenses borne by the Fund
         (as a percentage of offering price)...........................................                %(1)
     Dividend reinvestment plan fees...................................................                 (2)

                                                                                            Percentage of Net Assets (3)

Annual Expenses

     Advisory fee......................................................................                %
     Interest payments on Borrowing....................................................                %
     Other expenses....................................................................                %(1)
     Total annual expenses.............................................................                %(1)

__________
(1)	Offering costs borne by the holders of the common shares will result in a reduction of the net assets of the Fund. The offering expenses of this offering are estimated to be approximately $ or $ per common share. The Adviser has agreed to pay all organizational expenses. The Adviser has agreed to pay all offering costs (other than sales load) that exceed $ per common share. Estimated offering costs to be paid by the Fund are not included in the expenses shown in the annual expense table.

(2)	A shareholder that directs the plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.

(3)	The table presented below in this footnote estimates what the Fund's annual expenses would be, stated as percentages of the Fund's net assets attributable to the common shares but, unlike the table above, assumes that no Borrowing is outstanding. In accordance with these assumptions, the Fund's expenses would be estimated as follows:

                                                                                           Percentage of Net Assets,
                                                                                             Assuming No Borrowing

Annual Expenses

     Advisory fee......................................................................                %
     Interest payments on Borrowing....................................................                %
     Other expenses....................................................................                %
     Total annual expenses.............................................................                %(1)

           The purpose of the tables in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in the common shares. As of the date of this prospectus, the Fund has not commenced operations. The amounts set forth in the tables are based on estimates for the current fiscal year, assuming no exercise of the overallotment option granted to the underwriters.

Example

           As required by the relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $                 , estimated organizational and offering expenses of this offering of $                 , assuming the Fund incurs Borrowing representing 20% of the Fund's total assets (including the Borrowing)) that you would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of % of net assets and (2) a 5% annual return*:

                                                                    1 Year       3 Years      5 Years      10 Years
                                                                   --------     ---------    ---------     --------
Total expenses incurred.....................................          $             $            $             $

__________

*     The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. The example assumes that the estimated other expenses set forth in the fee table are accurate and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

           Lazard Global Mid Cap Fund, Inc. is a newly organized, diversified, closed-end management investment company. The Fund was organized under the laws of the State of Maryland on December 2, 2004 and has registered under the 1940 Act. As a recently organized entity, the Fund has no operating history. The Fund's principal office is located at 30 Rockefeller Plaza, New York, New York 10112, and its telephone number is (212) 632-6000.

USE OF PROCEEDS

           The net proceeds of this offering will be approximately $                 (or approximately $                 assuming the underwriters exercise the overallotment option in full) after payment of the estimated offering costs and the deduction of the sales load. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and principal investment strategies as stated below. However, investments that, in the judgment of the Adviser, are appropriate investments for the Fund may not be immediately available. Therefore, there will be an initial investment period of up to three months following the completion of its common shares offering before the Fund is required to be invested in accordance with its principal investment strategies. During such period, all or a portion of the proceeds may be invested in U.S. government securities or high grade, short-term money market instruments or exchange-traded funds. See "Investment Objective and Principal Investment Strategies."

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

           The Fund's investment objective is total return, consisting of capital appreciation and income. The Fund's investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies

           Under normal market conditions, the Fund intends to pursue its investment objective by investing at least 80% of its assets in securities issued by medium-size ("mid cap") companies with a combination of separate investment strategies that the Adviser has employed on behalf of registered investment companies or private advisory or other managed accounts: a U.S. mid cap equity strategy (1996) and mid cap selections from an international equity strategy (since 2001), a U.S. high yield fixed income strategy (since 2002) and a global high yield fixed income strategy (since 2001). The Fund considers "mid cap" companies to be those that, at the time of initial purchase by the Fund, have market capitalizations within the range of companies included in the Russell Midcap® Index.

•	Global Mid Cap Equity. The Fund will invest in equity securities of mid capitalization U.S. issuers and non-U.S. issuers from developed and, to a lesser extent, emerging markets.

•	Global Mid Cap Fixed Income. The Fund will invest in medium and lower quality fixed income securities of mid cap U.S. issuers and non-U.S. issuers from developed and, to a lesser extent, emerging markets. The Fund considers "medium quality" fixed income securities to be those rated B to BBB by S&P or Fitch or B to Baa by Moody's. Fixed income securities rated below BBB/Baa are commonly referred to as "junk bonds" or "high yield securities."

           The Adviser will seek to maintain the Fund's assets in each of Global Mid Cap Equity or Global Mid Cap Fixed Income strategies in approximately equal amounts by allocating investment of interest and dividends on, and sale proceeds of, the Fund's portfolio investments. Allocations to Global Mid Cap Equity and Global Mid Cap Fixed Income strategies will be monitored monthly. If one strategy represents 55% or more of the Fund's managed assets, the Adviser will rebalance the strategies so that the allocation is approximately equal. It is not expected that the Fund would invest more than 60% of its managed assets in either strategy. Within these limits, allocations to Global Mid Cap Equity and Global Mid Cap Fixed Income will be determined by evaluating a variety of factors, including the relative outlook for the two strategies, overall sector allocation and the difference between the cost of leverage and the current and anticipated yield on the Global Mid Cap Fixed Income strategy.

           The Fund may invest an aggregate of up to 20% of its assets in investments other than mid cap companies.

Global Mid Cap Equity

           Investment Research. The Adviser seeks to purchase under-valued, under-appreciated and financially productive stocks (a so-called "relative value strategy"). The Adviser's relative value strategy is based on value creation through the process of bottom-up stock selection. The Adviser seeks to purchase stocks of companies that it believes offer value creation opportunity given the trade off between strong financial productivity and attractive valuations. The Adviser follows an investment process that incorporates three types of investment research, as well as other investment selection techniques. This research process is based on analysis of historical financial data.

           Analytical Framework. The Adviser employs various screening processes to search global databases for companies that appear to offer strong financial productivity at attractive valuations. Screening seeks to identify companies that are attractively priced (i.e., low price/earnings, price/book and price/cash flow ratios), relative to their financial returns (i.e., return on equity, cash return on equity, return on assets and operating margins).

           Accounting Validation. The Adviser's analysts examine a company's stated financial statistics (income statement, cash flow statement, balance sheet and all related footnotes) to consider how accounting decisions and policies may affect reported financial productivity. While this process is not designed to detect fraud or other misrepresentations or omissions, by focusing on detailed cash flow analysis and discretionary balance sheet items, analysts seek to:

•	determine whether a level of comfort can be gained in a company's stated financial productivity;
•	identify and take advantage of pricing anomalies; and
•	discover opportunities, including hidden value per share and hidden risks.

           The added importance of this process lies in seeking to avoid major mistakes and minimize forecasting errors. The Adviser's analysts use a variety of sources of industry data to check what is learned about a company's business and financials during the accounting validation process. This data can include each analyst's network of industry contacts, company suppliers, customers, distributors, competitors and independent sources of research, as well as direct industry experience. A number of the Adviser's analysts have backgrounds in the industries they track. The Adviser believes that it is vital to obtain information from a variety of sources, with potentially different biases, to serve as a cross check on the accuracy of a company's financial and business data.

           Fundamental Analysis. A key component in the equity investment process, fundamental analysis is conducted to assess many issues, including the sustainability of returns, and to identify a catalyst for price revaluation. This involves analyzing a company's:

•	quality and depth of management;
•	competitive position;
•	sensitivity to economic/market cycles;
•	margin and sales trends;
•	brand name strength;
•	geographical breakdown; and
•	macro environment in which a company operates.

           Fundamental research efforts are enhanced through communication among the Adviser's analysts, who conduct both global and local research on companies worldwide. On-the-ground visits to company management, together with local knowledge, help to provide opinions critical to investing on a global basis.

           Investment Recommendations and Portfolio Construction. As a result of the research process, the Adviser's sector team analysts propose and defend stock recommendations to the Global Mid Cap Equity portfolio management group that they believe represent a group of securities that meets the relevant portfolio criteria.

           Stock selection for inclusion in a particular portfolio is not the responsibility of the Adviser's analysts, but rather the responsibility of the Global Mid Cap Equity portfolio management group. The analysts give each security a target valuation upon purchase. Targets are reviewed and re-evaluated at least monthly and performance is evaluated on an on-going basis. Sector team analysts are encouraged to discuss a stock at any time with portfolio managers and are not restricted to set meeting times.

           The Global Mid Cap Equity portfolio management group, with input from the Adviser's quantitative research team, pay particular attention to risk attributes of the portfolio to ensure the portfolio is adequately diversified.

           Sell Discipline. A security may be sold for any of the following reasons:

•	rises to a level where it is no longer believed to reflect value (target valuation);
•	the underlying investment assumptions are no longer valid;
•	company management changes their strategic direction; or
•	external events occur that have an impact on the original investment assumptions (e.g., geo-political risk, changes in regulation, taxes, and competitive position).

Global Mid Cap Fixed Income

           Investment Research. The Adviser purchases and sells securities based on credit fundamentals and relative value. The Adviser believes that fundamental bottom-up credit research is the most important factor in the its fixed income investment process and seeks to buy securities at attractive prices and hold investments over the long-term to protect principal and minimize market and individual credit risk.

           Research Process. The Adviser follows a defined investment research process as depicted below.

           Idea Generation. The first step in the Adviser's research process is idea generation, and the Adviser draws on various public and proprietary sources, which may include ideas generated by the Adviser's equity research teams. The Adviser screens potential investments by various criteria relevant to particular types of fixed income investment, which may include credit rating, minimum amount of publicly issued debt, number of public issues, form of interest payments (cash pay, payment-in-kind, zero coupon) and/or duration.

           The Adviser believes that credit characteristics provide an analytical framework for relative value comparisons of investments and seeks to identify issues that the Adviser believes will improve in credit or where Adviser believes that the underlying values are great enough to minimize the long-term risk of loss. The Adviser generally targets large, medium quality companies rated B to BBB by S&P or Fitch or B to Baa by Moody's with a critical business mass and seeks to buy "seasoned" cash pay securities in the upper tier of a company's capital structure. The Adviser focuses on intermediate maturities.

           Recommendations and Portfolio Construction.

           Credit Analysis. Once a new investment idea is generated, it is assigned to a credit analyst that follows the issuer's industry sector. The credit analysis process includes company analysis and credit due diligence, along with a qualitative assessment of the future creditworthiness of the company and the abilities of its management. The analyst draws on available research and may build a financial model to compare the investment against other investments in the sector. The Adviser's credit analysis discipline is then used to assess the creditworthiness of the issuer and its ability to be refinanced in the market. The credit discipline typically includes:

•	quantitative factors such as a minimum level of earnings before interest, taxes and depreciation ("EBITDA");
•	interest coverage of EBITDA;
•	the investment's position in the capital structure;
•	maximum total debt to EBITDA;
•	the issuer's operating experience in the current corporate form; and
•	an assessment of management.

           The analyst may direct questions to company management, competitors, customers, financial and market analysts and other sources to further understand the security or potential investment.

           Once a potential investment is analyzed, it is then presented to the credit research committee for further due diligence. Finally, the potential investment must be presented to the portfolio investment committee for a final credit assessment and review of potential risk/reward. If the portfolio investment committee approves the investment it is then added to the Adviser's working list and may subsequently be purchased when it represents good relative value within the market. The sector analyst will provide an update prior to actual purchase.

           Ongoing Monitoring. The Adviser's research process requires the constant monitoring of positions to glean changes in underlying fundamentals. On an ongoing basis the Adviser assesses the risk/reward for individual issues and considers a variety of factors such as operating trends, cash flow, underlying asset base, liquidity, capitalization changes, management changes and security terms. The Adviser reviews quarterly and annual financial reports and publicly available information about the issuer and may communicate with corporate officers, financial and market analysts and industry sources.

           Sell Discipline. The Adviser believes that a sell decision is frequently more important to performance than a purchase decision. The Adviser's sell discipline is primarily a function of the credit discipline, relative value and security structure (upside potential). On an ongoing basis, the Adviser reviews the yield spread of a security in the context of its historical spread, current market spread and credit trend. The Adviser considers selling a portfolio position when the Adviser detects deteriorating fundamentals relative to initial purchases analysis or when the Adviser believes that the investment no longer has enough upside potential. The Adviser may reduce position size as a risk control measure in a developing credit situation.

Other Investments

           Normally, the Fund will invest substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective.

PORTFOLIO CONTENTS

Asset Allocations

           The Adviser will seek to maintain the Fund's assets in each of Global Mid Cap Equity or Global Mid Cap Fixed Income strategies in approximately equal amounts by allocating investment of interest and dividends on, and sale proceeds of, the Fund's portfolio investments. Allocations to Global Mid Cap Equity and Global Mid Cap Fixed Income strategies will be monitored monthly. If one strategy represents 55% or more of the Fund's managed assets, the Adviser will rebalance the strategies so that allocation is approximately equal. It is not expected that the Fund would invest more than 60% of its managed assets in either strategy. Within these limits, allocations to Global Mid Cap Equity and Global Mid Cap Fixed Income will be determined by evaluating a variety of factors, including the relative outlook for the two strategies, overall sector allocation and the difference between the cost of leverage and the current and anticipated yield on the Global Mid Cap Fixed Income strategy.

           The allocation of the Fund's assets to U.S. and non-U.S. issuers generally will be approximately 75% to 85% and 15% to 25% respectively, of managed assets. Although the Fund may, at times, invest more than 25% of its managed assets in non-U.S. issuers, it not expected that the Fund would invest more than 40% of its managed assets in securities of non-U.S. issuers.

           The Adviser will monitor the Fund's allocations to U.S. and non-U.S. investments, as well as sector allocation, across the Fund's entire portfolio. These allocations will be made on the Adviser's determination of the best combination of available investment opportunities. The Adviser will make these determinations using a variety of factors, including comparisons of the valuation and return-on-equity of U.S. and non-U.S. Global Mid Cap Equity holdings and allocation of the Fund's currency exposures. The Fund's non-U.S. investments in developed markets may (but are not require to) include securities of issuers in the United Kingdom, Western Europe and Japan, in addition to issuers in other countries and regions. Ranges for the allocation of Global Mid Cap Equity and Global Mid Cap Fixed Income are as follows:

Global Mid Cap Equity                     Permitted Range                       Typical Range
                                          (as % of Global Mid Cap Equity)       (as % of Global Mid Cap Equity)

----------------------------------------- ------------------------------------- --------------------------------------
U.S. Mid Cap Equity                                    50% - 90%                              60% - 80%
----------------------------------------- ------------------------------------- --------------------------------------
Non - U.S. Mid Cap Equity                              10% - 50%                              20% - 40%
----------------------------------------- ------------------------------------- --------------------------------------
      Emerging Markets                                  0% - 5%                                0% - 5%
----------------------------------------- ------------------------------------- --------------------------------------

Global Mid Cap Fixed Income               Permitted Range                       Typical Range
                                          (as % of Global Mid Cap Fixed         (as % of Global Mid Cap Fixed
                                          Income)                               Income)

----------------------------------------- ------------------------------------- --------------------------------------
U.S. Mid Cap Fixed Income                              60% - 95%                              85% - 95%
----------------------------------------- ------------------------------------- --------------------------------------
Non - U.S. Mid Cap Fixed Income                         5% - 40%                              5% - 15%
----------------------------------------- ------------------------------------- --------------------------------------
      Emerging Markets                                  0% - 5%                                0% - 5%
----------------------------------------- ------------------------------------- --------------------------------------

Global Mid Cap Equity

Equity Securities

           Equity investments will include equity securities, principally common stock, of U.S. and foreign issuers, including (to a lesser extent) emerging market issuers, with market capitalizations within the range of the Russell Midcap® Index at the time of initial purchase by the Fund.

           Common Stocks. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer's debt securities and preferred stock and other senior equity securities. Although common stocks historically have generated higher average returns than fixed income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the relevant stock market. A drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

           ADRs. American Depositary Receipts ("ADRs") are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign issuer. ADRs are denominated in U.S. dollars rather than in the local currency of the issuer of the underlying security.

Global Mid Cap Fixed Income

Securities Ratings-Corporate Debt Obligations

           Global Mid Cap Fixed Income investments will consist primarily of corporate debt obligations rated B to BBB by S&P or Fitch or B to Baa by Moody's. Up to 5% of Global Mid Cap Fixed Income may be invested in corporate debt obligations rated CCC by S&P or Fitch or Caa by Moody's. Unrated securities may be determined by the Adviser to be of comparable quality to these ratings. When a security is rated by more than one rating agency, the Adviser will use the highest rating in applying its investment policies.

           Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and to repay principal; while such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rating categories. Securities rated BBB by Fitch indicate that there is currently a low expectation of credit risk, and that the capacity for timely payment of financial commitments is considered adequate but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. Securities rated Baa by Moody's are considered by Moody's as medium to lower medium investment grade securities; they are neither highly protected nor poorly secured; interest payments and principal security appear to Moody's to be adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Securities rated CCC by S&P are currently vulnerable to nonpayment, and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. Default is a real possibility for securities rated CCC by Fitch, and the capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. Securities rated Caa by Moody's are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

           Fixed income securities of below-investment grade quality (below BBB/Baa) are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and to repay principal and are commonly referred to as "junk bonds" or "high yield securities." These securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated fixed income securities.

           The descriptions of the rating categories by S&P, Fitch and Moody's, including a description of their speculative characteristics, are set forth in the Statement of Additional Information. All references to securities ratings by S&P, Fitch and Moody's in this prospectus shall, unless otherwise indicated, include all securities within each such rating category (that is, (+) and (-) in the case of S&P and Fitch and (1), (2) and (3) in the case of Moody's). All percentage and ratings limitations on securities in which the Fund may invest shall apply at the time of acquisition and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund's initial investment in such security or the percentage limitation is exceeded as a result of changes in the market value of the Fund's portfolio securities. The Fund is not required to dispose of a security in the event a rating agency downgrades or withdraws its rating of a security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrading.

Fixed Income Securities

           The Fund's fixed income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind (PIK) and auction rate features. The Fund may invest in a variety of fixed income securities, including convertible securities, preferred securities and mortgage-backed and asset-backed securities.

           To the extent the Fund invests in zero coupon bonds, deferred interest bonds and PIK bonds or preferred stocks, they will not contribute to the Fund's primary goal of current income. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund may be required to accrue income on these investments for federal income tax purposes and is required to distribute its net income each year in order to qualify for the favorable federal income tax treatment potentially available to regulated investment companies. The Fund may be required to sell securities to obtain cash needed for income distributions.

Preferred Securities

           The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.

Convertible Securities

           The Fund's investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

Other Debt Securities

           The Fund may invest in other debt securities. Other debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities, including notes, bonds and debentures; certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates.

Money Market Instruments

           Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer's right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.

Other Portfolio Investments

           The following strategies may be used in either the Global Mid Cap Equity or Global Mid Cap Fixed Income strategies.

Strategic Transactions

           The Fund may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result. While the Fund reserves the ability to use these strategic transactions, the Adviser does not anticipate that strategic transactions will initially be a significant part of the Fund's investment approach. With changes in the market or the Adviser's strategy, it is possible that these instruments may be a more significant part of the Fund's investment approach in the future.

           The Fund may purchase and sell derivative instruments such as financial futures contracts; forward currency contracts; various interest rate transactions such as swaps, caps, floors or collars; and credit transactions such as credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund may use Strategic Transactions as a portfolio management or hedging technique to seek to protect against changes in currency exchange rates, protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's fixed income securities, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

           A more complete discussion of Strategic Transactions and their risks is contained in the Statement of Additional Information.

Exchange Traded Funds

           Subject to the limitations on investment in other investment companies, the Fund may invest in exchange traded funds ("ETFs"). ETFs are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (NASDAQ). Among other reasons, the Fund may invest in ETFs to establish positions as a substitute for purchasing particular securities. ETFs may be based on underlying equity or fixed income securities. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

          The Fund may invest in securities issued by other investment companies. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (1) 3% of the total voting stock of any one investment company, (2) 5% of the Fund's total assets in any one investment company and (3) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

Lending of Portfolio Securities

           The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

           As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms that have been approved in advance by the Board of Directors, which will monitor the creditworthiness of any such firms.

Portfolio Turnover

           It is the policy of the Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

LEVERAGE

           The Fund may use leverage through borrowing, including loans from certain financial institutions ("Borrowing"), in an aggregate amount of up to approximately 20% of the Fund's total assets immediately after such Borrowing. The Adviser expects that the Fund usually will be fully leveraged, but at times leverage may be reduced or even eliminated, depending on a variety of factors, including the Adviser's outlook for interest rates and credit markets and the costs of leverage. The Fund generally will not use Borrowing unless the Adviser expects that the Fund will achieve a greater total return as a result of such leverage. Any Borrowing would leverage, and have seniority over, the common shares.

           The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's holdings. When the Fund leverages its assets, the fees paid to the Adviser for investment advisory and management services will be higher than if the Fund did not borrow because the Adviser's fees are calculated based on the Fund's total managed assets, including any outstanding Borrowing. To the extent that leveraging the Fund increases the portion of the Fund's expenses that may be paid by the Fund under the Adviser's expense limitation, the Adviser may have an incentive to incur leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund's assets.

           The Fund's use of leverage is premised upon the expectation that the Fund's Borrowing costs will be lower than the total return the Fund achieves on its investments with the proceeds of Borrowing. Leverage creates risks that may adversely affect the return for the Fund's return, including the likelihood of greater volatility of the net asset value and market price of and distributions on and dividends on the Fund's common shares and increased operating costs.

           To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated. Capital raised through Borrowing will be subject to interest costs that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

           Certain types of Borrowing may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of Borrowing. The Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and principal investment strategies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Adviser otherwise views as favorable.

           Whether and to the extent that the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser's ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

           Assuming that Borrowing will represent approximately 20% of the Fund's total assets after such Borrowing and that Borrowing will bear interest at an average annual rate of       %, the Fund would need to achieve an annual return (net of expenses) on its total assets of      % to cover interest rate payments.

           The following table illustrates the hypothetical effect on the Fund's total return of Borrowing equal to 20% of the Fund's total assets (including the Borrowing), assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive or greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The table further reflects the Fund's currently projected annual Borrowing cost of %. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)                          (10.00)%   (5.00)%     .00%     5.00%    10.00%
Corresponding Common Share Return                                          %         %        %         %         %

           Until the Fund engages in Borrowing, the Fund's common shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the common shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objective and principal investment strategies.

RISK FACTORS

General

           The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. An investment in the Fund's common shares may be speculative in that it involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

No Operating History

           The Fund is a newly organized, diversified, closed-end management investment company and has no operating history or history of public trading.

Market Discount Risk

           Shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after completion of the initial public offering, will be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Following the offering, the net asset value of the Fund will be reduced by the sales load and the amount of offering expenses paid by the Fund.

Mid Cap Company Risk

           Mid cap companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. Some of the Fund's investments will rise and fall based on investor perception rather than economic factors.

Foreign Securities Risk

           The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests in emerging market issuers or makes a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

•	less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices;
•	many non-U.S. markets are smaller, less liquid and more volatile, and in a changing market the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable;
•	currency exchange rates or controls may adversely affect the value of the Fund's investments;
•	the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; and
•	withholdings and other non-U.S. taxes may decrease the Fund's return.

           There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in U.S. markets.

           Economies and social and political climates in individual countries may differ unfavorably from the U.S. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

           Emerging Markets. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

Currency Risk

           Most of the Fund's non-U.S. investments will be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. See "Strategic Transactions (Derivatives) Risks" below.

           The Fund may, but is not obligated to, engage in currency hedging transactions. To the extent the Fund does not hedge its currency exposure, the value of the Fund's investments denominated in currencies other than the U.S. dollar will be subject to currency exchange fluctuations. Generally, hedging involves Strategic Transactions such as forward currency contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits.

Global Mid Cap Fixed Income

Credit Risk and High Yield Bond Risk

           Credit risk is the risk that an issuer of fixed income securities will become unable to meet its obligation to make interest and principal payments.

           Global Mid Cap Fixed Income investments will consist primarily of corporate debt obligations rated B to BBB by S&P or Fitch or B to Baa by Moody's. Up to 5% of Global Mid Cap Fixed Income may be invested in corporate debt obligations rated CCC by S&P or Fitch or Caa by Moody's. Unrated securities may be determined by the Adviser to be of comparable quality to these ratings. Investment in securities of below-investment grade quality involves substantial risk of loss. Ratings below BBB/Baa are considered below investment grade and are commonly referred to a "junk bonds" or "high yield securities." Investment in securities of below-investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield fixed income securities tend to be more volatile, and these securities are less liquid, than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

•	increased price sensitivity to changing interest rates and to a deteriorating economic environment;
•	greater risk of loss due to default or declining credit quality;
•	adverse issuer-specific events are more likely to render the issuer unable to make interest and/or principal payments; and
•	if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time.

           Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If international economies enter into a recessionary phase, or interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by high yield issuers is likely to increase. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

           The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

           The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services. Issuers of high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Interest Rate Risk

           The Fund's net asset value will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Fund's fixed income investment will decline in value due to rising interest rates.

Reinvestment Risk

           Income from the Fund's portfolio will decline if the Fund invests the proceeds on repayment or sale of fixed income securities or other obligations into lower yielding instruments. A decline in income could affect the distribution rate on the common shares and the Fund's overall return.

Inflation Risk

           Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares would likely increase, which would tend to further reduce returns to common shareholders.

Convertible Securities Risk

           The Fund's investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

Preferred Securities Risk

           Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

           In certain varying circumstances, an issuer of preferred securities may redeem the securities after a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

           Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash.

           Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Liquidity Risk

           Some fixed income securities in which the Fund may invest are not readily marketable and may be subject to restrictions on resale. Some securities in which the Fund may invest may be subject to irregular trading activity and wide bid/ask spreads, and some securities may not have an active trading market. Securities that are illiquid may be more difficult to value or may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund's net asset value. The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale. In certain situations, the Fund could find it more difficult to sell such securities at desirable times and/or prices. Most of the Global Mid Cap Fixed Income investments will be valued by an independent pricing service that uses market quotations of investors and traders. In other cases, investments may be valued at their fair value in accordance with procedures approved by the Board of Directors.

Strategic Transactions (Derivatives) Risk

           Strategic Transactions, such as the use of derivatives, have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Adviser's ability to predict pertinent market movements (including, as applicable, currency exchange and interest rate movements), which cannot be assured. Thus, the use of Strategic Transactions, including entering into such transactions for hedging purposes, may result in losses greater than if they had not been used (including losses in excess of the amount invested in the Strategic Transaction), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.

           Additionally, the Fund's use of Strategic Transactions involves costs, and amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. Although the Adviser does not anticipate that Strategic Transactions will represent a significant component of the Fund's investment strategy and will not be used for speculative purposes, the Fund does not have a policy limiting the portion of the Fund's assets that may be subject to such transactions or invested in such instruments.

           Forward Currency Contracts and Other Currency Instruments. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Forward currency contracts are volatile, and a relatively small price movement in these instruments may result in more significant losses to the Fund. The market for these instruments is, or suddenly can become, illiquid, which may cause the price of an instrument to rapidly and unpredictably change. There may be an imperfect correlation between the Fund's portfolio holdings and such derivatives, which may prevent the Fund from achieving the intended consequences of the applicable transaction or expose the Fund to risk of loss. The use of hedging transactions might result in a poorer overall performance for the Fund than if the Fund had not engaged in any hedging transactions. In addition, no assurance can be given that appropriate hedging instruments will be available or that the Fund will enter into hedging transactions at times or under circumstances in which it would be advisable to do so.

Leverage Risk

           The Fund may use leverage through Borrowing in an aggregate amount of up to approximately 20% of the Fund's total assets immediately after such Borrowing. Leverage creates risks that may adversely affect the return for the Fund's return, including the likelihood of greater volatility of the net asset value and market price of and distributions on and dividends on the Fund's common shares and increased operating costs.

           To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceed the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund's assets decline in value, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

           Certain types of Borrowing may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants than may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing.

Market Disruption Risk

           The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the world economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, secondary trading, ratings, credit risk, inflation and other factors. In particular, junk bonds tend to be more volatile than higher rated fixed income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of junk bonds than on higher rated fixed income securities.

Anti-Takeover Provisions Risk

           The Fund's Articles of Incorporation and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Directors, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund and a merger, liquidation, asset sale or similar transaction.

MANAGEMENT OF THE FUND

Directors and Officers

           The business and affairs of the Fund are managed under the direction of the Board of Directors. The officers of the Fund are responsible for the Fund's operations. The Directors and officers of the Fund, together with their principal occupations and other affiliations during the past five years, are listed in the Statement of Additional Information. Each of the Directors serves as a Director of other U.S. registered investment portfolios for which the Adviser serves as investment adviser.

Investment Adviser

           The Fund has contracted with the Adviser to act as its investment adviser. The Adviser is a subsidiary of Lazard Frères & Co. LLC ("Lazard"), which was founded in 1848. Lazard established the Adviser as its investment management division in 1970. The Adviser and its global affiliates had approximately $       billion of assets under management, including $       billion in non-U.S. assets, as of December 31, 2004. The Adviser has extensive investment expertise, with 60 portfolio managers firm-wide and a global research team of more than 50 research analysts. Certain Directors or officers of the Fund are also directors and/or officers of the Adviser. The address of the Adviser is 30 Rockefeller Plaza, New York, New York 10112-6300.

           The Adviser manages the investment operations and assets of the Fund, which will include the purchase, retention and disposition of the Fund's assets, in accordance with the Fund's investment objective, policies and restrictions, including determining the amount of the Fund's assets allocated to U.S. and non-U.S. investments.

Advisory Agreement

           Under the terms of the advisory agreement (the "Advisory Agreement"), the Fund will pay to the Adviser monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to      % of the Fund's average daily managed assets. "Managed assets" means the total assets of the Fund (including any assets attributable to Borrowing that may be outstanding) minus the sum of the accrued liabilities (other than liabilities representing Borrowing). Because the fee paid to the Adviser is determined on the basis of the Fund's managed assets, the Adviser's interest in determining whether to leverage the Fund may differ from the interests of the Fund.

           Under the terms of the Advisory Agreement, the Adviser will bear all of its expenses incurred in connection with the services to be rendered by the Adviser to the Fund under Advisory Agreement, including without limitation, the compensation of all personnel of the Fund and the Adviser (other than personnel retained specifically by the Fund), except the fees of Directors of the Fund who are not affiliated persons of the Adviser or its affiliates. The Fund assumes and will pay all other expenses in connection with the Fund not assumed by the Adviser, including but not limited to: (a) the fees and expenses of Directors who are not affiliated persons of the Adviser or any of its affiliates; (b) the fees and expenses of the Fund's administrator, custodian, transfer agent and fees payable to the Adviser under the Advisory Agreement; (c) the charges and expenses of legal counsel and independent accountants for the Fund; (d) expenses of listing shares of the Fund with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of the interests in the Fund, including expenses of conducting tender offers for the purpose of repurchasing Fund interests; (e) brokers' commissions, spreads, fees, any issue or transfer taxes and any other charges in connection with Fund portfolio transactions; (f) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies, and all costs of maintaining corporate existence; (g) the allocable share of the fees of any trade association of which the Fund may be a member; (h) the fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission, and, if required, qualifying the shares of the Fund under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses and amendments and revisions thereto (including proxy solicitation) for filing under federal and state securities laws for such purposes; (i) all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing prospectuses and reports to shareholders in quantities required for distribution to the shareholders, and communications expenses with respect to individual stockholder accounts; (j) the cost of obtaining fidelity insurance and any liability insurance covering the Directors and officers of the Fund as such; (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; (l) interest expenses of the Fund, including expenses incurred in connection with leveraging the Fund's assets through a line of credit or other Borrowing or issuing and maintaining preferred shares; and (m) all other expenses properly payable by the Fund.

Portfolio Management

           Patrick Ryan is responsible for overall management of the Fund's portfolio and country and sector allocations across the Fund's entire portfolio.

           Patrick Ryan, a Senior Vice President of the Adviser, is a portfolio manager on the global equity team. He began working in the investment industry in 1989. Prior to joining the Adviser in 1994, Mr. Ryan was an equity analyst with Hutson Management. He has a BS in Industrial Engineering from Columbia University School of Engineering and Applied Science, and is a Chartered Financial Analyst ("CFA") Charterholder. He is a member of the New York Society of Security Analysts and the CFA Institute.

Global Mid Cap Equity

U.S. Mid Cap Equity.

           Christopher Blake, a Managing Director of the Adviser, a portfolio manager/analyst of the Adviser, is a member of the mid cap and strategic teams. He joined the Adviser in 1995. He received a BSBA in Finance from the University of Denver.

           International Strategic Equity.

           Mark Little, a Director and portfolio manager within Lazard Asset Management Limited, in London. Prior to joining the firm in 1997, he was affiliated with the Coopers & Lybrand corporate finance practice. He began working in the investment field in 1992. Mr. Little received an MA in Economics from Clare College, Cambridge University. He is a Chartered Accountant and speaks fluent German.

           U.S. Fixed Income.

           J. William Charlton, a Director of the Adviser, is the lead portfolio manager for the Adviser's U.S. high yield fixed income product. Prior to joining the Adviser in 2002, Mr. Charlton was a 13-year veteran of OFFITBANK, where he was a managing director, a member of the fixed income management committee, and head of the high yield department. Prior to OFFITBANK, Mr. Charlton had management and investment research responsibilities at Columbus Circle Investors, E.F. Hutton, and Morgan Stanley & Co. Mr. Charlton received his BS and an MBA in Finance from the University of Connecticut.

           Global Fixed Income.

           Markus van de Weyer is a Director and portfolio manager with Lazard Asset Management (Deutschland) GmbH in Frankfurt and has been working in the investment field since 1992. Prior to joining the firm in 1999, he was a portfolio manager/analyst with Metzler Investment, Commerz International Capital Management and affiliated with Institut für Kredit-und Finanzwirtschaft. He is a native German, a graduate of Ruhr-Universität Bochum and a member of the Deutsche Vereinigung fuer Finanzanalyse (DVFA) in Germany. He is a native German and fluent in English.

DIVIDENDS AND DISTRIBUTIONS

           The Fund intends to distribute dividends of all or a portion of its net investment income monthly to holders of common shares. It is expected that the Fund will commence paying dividends to holders of common shares within approximately 90 days of the date of this prospectus. Dividends and distributions may be payable in the manner determined by the Directors, including cash or common shares with the option to receive cash in lieu of the shares. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividends paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. In order to maintain a stable dividend rate on the common shares, the Fund may also make distributions that constitute a return of capital. The Fund is not required to maintain a stable level of distributions, or distributions at any particular rate. For federal income tax purposes, in order to obtain the favorable tax treatment afforded to a regulated investment company, the Fund is required, and intends, to distribute all or substantially all of its net investment income for each year. All or substantially all net realized capital gains, if any, also will be distributed to the Fund's shareholders at least annually.

           Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be.

           In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the common shares in the event of a default on the Fund's borrowings. If the Fund's ability to make distributions on its common shares is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for favorable tax treatment as a regulated investment company, which would have adverse tax consequences for shareholders. See "Leverage" and "Federal Income Tax Matters."

           See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in common shares. Dividends and distributions may be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

           The Fund's yield will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in interest rates (including changes in the relationship between short-term rates and long-term rates), the amount and timing of the use of Borrowing and other leverage by the Fund, the effects of leverage discussed above under "Leverage," the timing of the investment of leverage proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its common shares and the yield for any given period is not an indication or representation of future yields on the Fund's common shares.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

           Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your common shares will be automatically reinvested by the Plan Agent in additional common shares under the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by EquiServe, as dividend disbursing agent.

           Under the Plan, the number of shares of common shares you will receive will be determined as follows:

•	If the common shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the market price on that date.

•	If the common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

           You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

           The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

           There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

           Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

           If you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

           The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Federal Income Tax Matters."

           Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's common shares is higher than the net asset value per share, participants in the Plan will receive common shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value per share, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

           Experience under the Plan may indicate that changes are desirable. The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common shares held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from EquiServe, Inc., P.O. Box 43010, Providence, Rhode Island 02940-3010.

CLOSED-END FUND STRUCTURE; REPURCHASE OF FUND SHARES

           The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at net asset value. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments.

           By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

           Shares of closed-end funds frequently trade at a discount to their net asset value per share. Common shares of closed-end investment companies like the Fund have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods have traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the Fund's Board of Directors may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund and consequent reduction in yield.

POSSIBLE CONVERSION TO OPEN-END STATUS

           The Fund may be converted to an open-end investment company at any time by a vote of the outstanding shares. See "Certain Provisions of the Articles of Incorporation and By-Laws" for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem any outstanding preferred shares (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's common shares would no longer be listed on the New York Stock Exchange. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. In addition, the Fund's holdings of high yield securities may present additional issues for an open-end fund that are not present in a closed-end fund that is not required to maintain a level of liquidity to meet redemptions. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. Consequently, if the Board were to authorize the Fund to repurchase, it is likely to do so only on terms that would increase the Fund's net asset value per common share. Even if the common shares are trading at a discount, there can be no assurance that the Board of Directors will authorize any repurchase offer, tender offer or other action which might have the effect of reducing the discount.

FEDERAL INCOME TAX MATTERS

           The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

           The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund has met such distribution requirements but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest, if any, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Fund to tax at the corporate level and, when such income is distributed, to a further tax at the shareholder level.

           Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

           Unless a shareholder is ineligible to participate or elects otherwise, distributions will be automatically reinvested in additional common shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. In general, assuming the Fund has sufficient current or accumulated earnings and profits, dividends from investment company taxable income are taxable as ordinary income and dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Some of the capital gain dividends distributed by the Fund to individual shareholders may qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

           Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

           Shareholders receiving a distribution in the form of additional shares issued by the Fund will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash, except when the Fund distributes newly issued shares, in which case the amount of the distribution will be equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the amount of the distribution. The source and U.S. federal income tax status of all distributions will be reported to shareholders annually, and shareholders receiving distributions in the form of additional shares of the Fund will receive a report as to the net asset value of those shares.

           If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

           Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of the Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the Fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. The ability to otherwise deduct capital losses may be subject to other limitations under the Code.

           The Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct Social Security number or other taxpayer identification number and make certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

           The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of the Fund and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

NET ASSET VALUE

           The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including any Borrowing and accrued expenses and distributions declared but unpaid), by the total number of shares outstanding. Expenses, including the fees payable to the Adviser, are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

           Trading on Europe, Latin and South America and Far East exchanges and in currency and over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open). Calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when the Fund's net asset value is calculated, the Fund may value such securities at their fair value as determined in good faith in accordance with procedures approved by the Board of Directors. The effect of using fair value pricing is that the net asset value of the common shares will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other investment companies to calculate their net asset values.

           Market values for securities listed on the New York Stock Exchange, NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded; securities not traded on the valuation date are valued at the closing bid price. The NASDAQ Official Closing Price may be used instead of the last reported sales price in certain instances. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m., Eastern time). Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities not traded on the valuation date are valued at the last quoted bid price.

           Fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers' quotations. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors. Forward currency contracts will be valued at the current cost of offsetting the contract. Assets and liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York, or at such other quoted market exchange rate as may be determined to be appropriate by the Adviser. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

DESCRIPTION OF SHARES

Common Shares

           The Fund's Articles authorize the issuance of 500,000,000 shares of common shares, par value $.001 per share. All shares of common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. The Board of Directors, without shareholder vote, can increase or decrease the aggregate number of authorized shares of common shares and can reclassify any authorized but unissued shares into preferred shares.

           In the event that the Fund issues preferred shares, and so long as any shares of the Fund's preferred shares is outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See "Leverage."

           The Fund will send unaudited semi-annual reports and audited annual financial statements to all of its shareholders.

           The Adviser provided the initial capital for the Fund by purchasing common shares of the Fund. As of the date of this prospectus, the Adviser owned 100% of the outstanding common shares of the Fund. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

Preferred Shares

           Although the Fund has no current intention to issue any preferred shares, the Articles authorize the issuance of shares of preferred shares in one or more classes or series, with rights as determined by the Board of Directors. Such shares may be issued by action of the Board of Directors without the approval of the holders of the common shares. The Board, without action by common shareholders, may fix or alter the voting rights, redemption provisions, sinking fund provisions, dividend rights, dividend rates, liquidation preferences, conversion rights and any other rights, preferences, privileges and restrictions of preferred shares subject to certain limitations under the 1940 Act. The Fund's obligations to holders of any preferred shares would be senior to the Fund's ability to pay dividends on, or repurchase, the common shares, or to pay holders of common shares in the event of liquidation. Additionally, the 1940 Act contains certain specific voting provisions.

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS

           The Articles and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Commencing with the first annual meeting of shareholders, if there are three or more Directors the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and only by vote of the holders of at least 75% of the outstanding shares of the Fund entitled to be cast for the election of Directors.

           The Articles provide that the Fund has elected to be subject to certain provisions of Maryland law with respect to vacancies on the Board of Directors. These provisions are to the effect that any vacancy on the Board of Directors, whether caused by its expansion or by the death, resignation, or removal of a Director, may be filled only by the remaining Directors. They also provide that a Director elected by the Board of Directors to fill a vacancy will serve for the remainder of the full term of the class of directors in which the vacancy occurred, rather than only to the next annual meeting as would otherwise be provided under Maryland law.

           The Articles provide for a "supermajority" voting requirement to effect any of the following actions:

•	any amendment to the Articles to make the Fund's shares "redeemable securities" or to convert the Fund from a "closed-end company" to an "open-end company" (as such terms are defined in the 1940 Act);

•	any shareholder proposal regarding the Fund's investment objective or specific investment restrictions, policies or decisions made or to be made with respect to the Fund's assets;

•	the voluntary liquidation or dissolution of the Fund or any amendment to the Articles to terminate the existence of the Fund;

•	a merger, consolidation or share exchange;

•	issuances or transfers (in one or a series of transactions in any 12 month period) by the Fund of Fund securities for cash or property having an aggregate fair market value of $1,000,000 or more except for issuances of debt securities, sales of securities in connection with a public offering, issuances of securities pursuant to a dividend reinvestment or cash purchase plan, issuances upon the exercise of stock subscription rights or portfolio transactions effected in the ordinary course of business; and

•	sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) and borrowings (including secured credit facilities) effected by the Fund in the ordinary course of its business.

           The Articles require the affirmative vote of the holders of at least 80% of the votes then entitled to be cast by the holders of the common shares and at least 80% of the entire Board of Directors to authorize any of the foregoing items, unless such action (other than any shareholder proposal regarding the Fund's investment objective or specific investment restrictions, policies or decisions made or to be made with respect to the Fund's assets as set forth above) has been approved, adopted or authorized by the affirmative vote of at least 80% of the total number of Continuing Directors (as defined below), in which case, if Maryland law requires shareholder approval, the affirmative vote of a majority of the votes entitled to vote on the matter would be required. If Maryland law would then not require shareholder approval, no shareholder approval would be required. "Continuing Director" means any member of the Board of Directors who has been a member of the Board of Directors since December 31, 2004, or who has subsequently become a member of the Board of Directors and whose election is approved by a majority of the Continuing Directors then on the Board of Directors.

           The Fund's Articles and By-Laws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being raised at and considered at a shareholders' meeting where the Fund has not received notice of the matters generally at least 60, but no more than 90, days prior to the first anniversary of the preceding year's annual meeting. The Fund's Articles and By-Laws also provide that shareholders cannot require the Fund to call a special meeting of the shareholders unless requested by a majority of the shareholders eligible to vote at such meeting and payment is made of the reasonably estimated cost of preparing and mailing notice of the meeting.

           The provisions of the Articles described above could have the effect of depriving the shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Directors of the Fund has considered the foregoing anti-takeover provisions, including the voting requirements which are greater than the minimum requirements under Maryland law and the 1940 Act, and concluded that they are in the best interests of the Fund and its shareholders.

           Reference should be made to the Articles and By-Laws on file with the Securities and Exchange Commission for the full text of these provisions.

UNDERWRITING

           Subject to the terms and conditions stated in the purchase agreement dated                  2005, each underwriter named below, for which                  is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

                                                                                                        Number of
                Underwriter                                                                           Common Shares
        ....................................................................................         ----------------

                Total.......................................................................
                                                                                                     ================

           The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

Commissions and Discounts

           The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $ per share. The sales load the Fund will pay of $                 per share is equal to                 % of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $ per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any common shares purchased on or before                  , 2005.

           The following table shows the public offering price, sales load, estimated offering expenses and proceeds to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

                                                                  Per Share       Without Option       With Option
                                                                ---------------  -----------------  ---------------
Public offering price                                              $20.00               $                  $
Sales load                                                           $                  $                  $
Estimated offering expenses                                          $                  $                  $
Proceeds, after expenses, to the Fund                                $                  $                  $

           The expenses of the offering are estimated to be approximately $                 or $                 per share. The Adviser has agreed to pay all of the Fund's organizational expenses and to pay the amount by which the aggregate offering expenses (other than the sales load) exceed $                 per share.

Overallotment Option

           The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

           Until the distribution of the common shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Fund's common shares. However, the representative may engage in transactions that stabilize the price of common shares, such as bids or purchases to peg, fix or maintain that price.

           If the underwriters create a short position in the Fund's common shares in connection with the offering, that is, if they sell more common shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing common shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of common shares to stabilize its price or to reduce a short position may cause the price of the Fund's common shares to be higher than it might be in the absence of such purchases.

           Neither the Fund nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of common shares. In addition, neither the Fund nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

           The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of common shares to the underwriters pursuant to the purchase agreement and certain transactions relating to the Fund's automatic dividend reinvestment plan.

           The Fund anticipates that the underwriters may from time to time act as brokers or dealers in connection with the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities and, therefore, can be expected to engage in portfolio transactions with the Fund.

           The common shares will be sold to ensure that New York Stock Exchange distribution standards (that is, round lots, public shares and aggregate market value) will be met.

Other Relationships

           [The Adviser also has agreed to pay from its own assets additional compensation to                 . This additional compensation will be payable quarterly at the annual rate of % of the Fund's average weekly assets during the continuance of the Advisory Agreement or other advisory agreement between the Adviser and the Fund.                  has agreed to, among other things, provide as requested by the Adviser certain after-market support services to the Adviser designed to maintain the visibility of the Fund on an ongoing basis and to provide as requested by the Adviser relevant information, studies or reports regarding the Fund and the closed-end investment company industry. The total amount of these additional payments to                  for these services will not exceed % of the total price to the public of the common shares sold in this offering.]

           The address of                                  is                                 .

           The sum total of all compensation to underwriters in connection with this public offering of common shares, including sales load and all forms of compensation to or reimbursement of underwriters, will be limited to                 % of the total price to the public of the common shares sold in this offering.

           In connection with this offering, certain of the underwriters or dealers may distribute prospectuses electronically.

CUSTODIAN, TRANSFER AGENT, REGISTRAR AND DIVIDEND DISBURSING AGENT

           The Fund's securities and cash are held under a custodian agreement with [State Street Bank and Trust Company]. [Equiserve Trust Company, N.A.] will serve as the Fund's transfer agent and registrar, and [EquiServe, Inc.] will serve as the Fund's dividend disbursing agent.

VALIDITY OF COMMON SHARES

           Certain legal matters in connection with the shares offered hereby have been passed upon for the Fund by Stroock & Stroock & Lavan LLP, New York, New York ("Stroock"). Certain matters have been passed upon for the underwriters by                                 . Stroock and                             each may rely on the opinion of Venable LLP, Baltimore, Maryland as to certain matters of Maryland law.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

     Page

Use of Proceeds	2
Investment Objective and Policies	2
Investment Restrictions	19
Management of the Fund	21
Portfolio Transactions	27
Repurchase of Common Shares	28
Federal Income Tax Matters	29
Performance-Related, Comparative and Other Information	34
Independent Registered Public Accounting Firm	34
Additional Information	34
Financial Statements and Report of Independent Registered Public Accounting Firm	35
Appendix A-- Description of Ratings	A-1

           Until                  (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as underwriter and with respect to its unsold allotments and subscriptions.

                                Shares

[LAZARD LOGO]

Lazard Global Mid Cap Fund, Inc.

Common Shares

$20.00 Per Share

PROSPECTUS

          , 2005

SUBJECT TO COMPLETION
Dated December 14, 2004

LAZARD GLOBAL MID CAP FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

           Lazard Global Mid Cap Fund, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company. This Statement of Additional Information ("SAI") of the Fund relating to the common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto, dated                 , 2005 (the "Prospectus"). Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 823-6300. You also may obtain a copy of the Prospectus on the Securities and Exchange Commission's website (http://www.sec.gov).

TABLE OF CONTENTS

Use of Proceeds
Investment Objective and Policies
Investment Restrictions
Management of the Fund
Portfolio Transactions
Repurchase of Common Shares
Federal Income Tax Matters
Performance-Related, Comparative and other Information
Independent Registered Public Accounting Firm
Additional Information
Financial Statements and Report of Independent Registered Public Accounting Firm
Appendix A--Description of Ratings	2 2 19 21 27 28 29 34 34 34 35 A-1

This statement of additional information is dated                 , 2005.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

USE OF PROCEEDS

           Pending investment in securities that meet the Fund's investment objectives and policies, the net proceeds will be invested in accordance with the Fund's investment objectives and policies during a period not to exceed three months from the closing of this offering. Pending such investment, the net proceeds may be invested in U.S. government securities or high grade, short-term money market instruments or exchange-traded funds.

INVESTMENT OBJECTIVE AND POLICIES

          The Fund's investment objective is total return, consisting of capital appreciation and income. There can be no assurance that the Fund's investment objective will be achieved.

           The following information supplements and should be read in conjunction with the Fund's Prospectus.

Foreign Securities

           Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in U.S. issuers. Non-U.S. investing may involve risks arising from differences between U.S. and foreign markets, including less volume; much greater price volatility in and illiquidity of certain foreign markets; different trading and settlement practices and less governmental supervision and regulation; changes in currency exchange rates; high and volatile rates of inflation; economic, social and political conditions such as wars, terrorism, civil unrest and uprisings; and, as with domestic multinational corporations, from fluctuating interest rates.

           There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

           Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might adversely affect payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians, and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.

           There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

           In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act of 1940, as amended (the "1940 Act") limits the Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions also may restrict the Fund's investments in certain foreign banks and other financial institutions.

           Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

           Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be "eligible sub-custodians," as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

           Emerging Markets. Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and, consequently, the value of certain securities held in the Fund's portfolio.

           Investment in certain emerging market issuers is restricted or controlled to varying degrees, which may at times limit or preclude investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

           The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may not occur on a timely basis in some instances, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

           Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

           With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

           Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Global Mid Cap Equity Investments

           Global Mid Cap Equity Investments may include the following types of investments.

           Common and Preferred Stocks. Stocks represent shares ownership in a company. Generally, preferred stock has a specified dividend (at a fixed or adjustable rate) and ranks after bonds and before common stock in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Dividend payments for common stock generally are not guaranteed and may be discontinued by the issuer at its discretion or because of the issuer's inability to satisfy its liabilities. Further, an issuer's history of paying common stock dividends does not guarantee that it will continue to pay dividends in the future. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Preferred stocks fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in its net asset value.

           Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

           These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

           Real Estate Investment Trusts. A real estate investment trust ("REIT") is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from certain prescribed sources relating to real estate (including rents from real property and interest on loans secured by mortgages on real property), and distribute to shareholders annually a substantial portion of its otherwise taxable income.

           REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

           Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

           REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

           REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

           Rights and Warrants. Rights and warrants (including those acquired in units or attached to other securities) are forms of derivative securities that give the holder the right, but not the obligation, to acquire a specified amount of equity securities at a set price for a specified period of time. Rights and warrants are subject to the same market risks as stocks, but may be more volatile in price.

Global Mid Cap Fixed Income Investments

           Global Mid Cap Fixed Income Investments may include the following types of investments.

           High Yield Corporate Debt Obligations. The Fund invests in higher-yielding corporate debt obligations that are of lower-quality either relative to similar U.S. issuers or similar foreign issuers ("junk bonds" or "high yield securities"). Most of these debt securities will bear interest at fixed rates. However, the Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). These securities may react less to fluctuations in interest rate levels than do those of higher-quality securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. The risk of loss due to default by these issuers is significantly greater than with high-quality obligations because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

           These securities present a higher degree of credit risk. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-quality securities and will fluctuate over time. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts or the unavailability of additional financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. An economic recession could adversely affect the ability of the issuers of lower-quality securities to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on their value.

           Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-quality securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when desired. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value and could result in the Fund selling such securities at lower prices than those used in calculating the Fund's net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

           Foreign Government Obligations; Securities of Supranational Entities. The Fund may invest in, or enter into, obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities. These securities also include debt obligations of supranational entities.

           Foreign Government Obligations. Investing in foreign sovereign debt securities in emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development (the "World Bank") and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt also generally will be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt also will depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluation may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

           As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

           Supranational Entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. These supranational entity-issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

           Brady Bonds. Brady Bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized and issued in various currencies, although most are U.S. dollar-denominated. They are actively traded in the over-the-counter secondary market.

           Collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon securities which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds often are viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

           In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

           Trust Preferred Securities. The Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

           Preferred Securities. Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

           Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

           Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

           Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate.

           The Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. The Fund also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

           Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value). Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically are considered to be lower quality than similar non-convertible securities.

           Although to a lesser extent than with fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

           Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

           Mandatory Convertible Securities. Mandatory convertible securities are distinguished as a subset of convertible securities because they may be called for conversion by the issuers after a particular date and under certain circumstances (including at a specified price) established upon its issuance. The conversion is not optional, and the conversion price is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price paid. For these reasons, the risks associated with investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. If a mandatory convertible security is called for conversion, the Fund will be required to either convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss.

           Structured Notes and Related Instruments. Structured notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market, interest rate or other financial indicator (an "embedded index") or the relevant changes in two or more embedded indices, such as the differential performance of two assets or markets, such as indices reflecting bonds.

           Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. Structured instruments issued through a trust or partnership through which the Fund would hold the underlying debt obligations may be in the form of "swap products," in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate, or "partnerships" which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. The terms of structured instruments assembled in the form of medium-term notes normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The value of structured instruments may move in the same or the opposite direction as the value of the embedded index, so that appreciation of the embedded index may produce an increase or decrease in the interest rate or value of the instrument at maturity. The terms of structured instruments may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's entire investment. Consequently, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s) so that the instrument may be more or less volatile than the embedded index, depending on the multiplier. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

           Participation Interests. The Fund may purchase from financial institutions participation interests in securities in which the Fund may invest.

           The Fund may invest in corporate obligations denominated in U.S. or foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Fund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants."

           The Fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Fund, and the Borrower. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. The Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower, but also for the receipt and processing of payments due to the Fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

           Zero Coupon, Pay-In-Kind and Step Up Securities. The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The Fund may invest in pay-in-kind bonds which are bonds which generally pay interest through the issuance of additional bonds. The Fund also may purchase step up coupon bonds which are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

           Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

           Residential Mortgage-Related Securities. The Fund may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities. Similar to commercial mortgage-related securities, residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

           Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also know as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

           Commercial Mortgage-Related Securities. The Fund may invest in commercial mortgage-related securities which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. Similar to residential mortgage-related securities, commercial mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. These mortgage-related securities generally are constructed to provide protection to the senior classes investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated class of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

           Subordinated Securities. The Fund may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

           Collateralized Mortgage Obligations ("CMOs") and Multi-Class Pass-Through Securities. The Fund may invest in CMOs, which are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, Fannie Mae or FHLMC pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or (e) any combination thereof.

           Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. The Fund also may invest, to a limited extent, in residual interests in real estate mortgage investment conduits ("REMICs").

           Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. The Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

           Stripped Mortgage-Backed Securities. The Fund also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class received some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

           Private Entity Securities. The Fund may invest in mortgage-related securities issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

           CMO Residuals. CMO Residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

           The cash flow generated by the mortgage assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an IO class of stripped mortgage-back securities. See "Stripped Mortgage-Backed Securities" above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to stripped mortgage-back securities, in certain circumstances, the Fund may fail to fully recoup its initial investment in a CMO Residual.

           CMO Residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO Residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO Residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, whether or not registered under the Securities Act of 1933, as amended (the "Securities Act"), CMO Residuals may be subject to certain restrictions of transferability. Ownership of certain CMO Residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser. Lazard Asset Management LLC, the Fund's investment adviser (the "Adviser"), will not purchase any CMO Residual that imposes such liability on the Fund.

           Other Mortgage-Related Securities. Other mortgage-related securities in which the Fund may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

           Asset-Backed Securities. Asset-backed securities are a form of derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included credit card and automobile receivables, home equity loans, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

           Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

           Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

           Money Market Instruments. Money market instruments include short-term obligations issued or guaranteed by the United States government or its instrumentalities or agencies, repurchase agreements, bank obligations and commercial paper of U.S. and foreign corporations. The Fund may hold money market instruments pending investment of the proceeds of the offering of the common shares, payment of distributions in accordance with the distribution policy and payment of Fund expenses. The yield on these securities will tend to be lower than the yield on other securities purchased by the Fund.

           U.S. Government Securities. The Fund may invest in U.S. Treasury securities and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. While the U.S. government currently provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. In addition, the U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

           Repurchase Agreements. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

           Bank Obligations. Bank obligations in which the Fund may invest include certificates of deposit ("CDs"), bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earn a specified return or are purchased on a discount basis. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

           Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Other Portfolio Investments

           The following strategies may be used in either Global Mid Cap Equity Investments or Global Mid Cap Fixed Income Investments.

           Strategic Transactions (Derivatives). The Fund may invest in, or enter into, Strategic Transactions such as forward contacts, options, futures contracts, options on futures contracts and swap agreements. Strategic Transactions may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

           Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter ("OTC") derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

           Strategic Transactions can be volatile and involves various types and degrees of risk, depending upon the characteristics of the particular derivative and the Fund as a whole. Strategic Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance. If the Fund invests in derivatives at inopportune times or if the Adviser judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if it were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Successful use of Strategic Transactions by the Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the Strategic Transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives.

           The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

           Foreign Currency Transactions. Currency transactions include forward currency contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. The Fund's success in these transactions will depend principally on the Adviser's ability to predict accurately future foreign currency exchange rates.

           Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

           Forward Currency Contracts. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Fund.

           Futures Transactions—In General. The Fund may enter into futures contracts in U.S. domestic markets, or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

           Engaging in these Strategic Transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. In addition, if the Fund has insufficient cash, it may have to sell portfolio holdings to meet daily variation margin requirements. The Fund may have to sell portfolio holdings at a time when it may be disadvantageous to do so.

           Specific Futures Transactions. The Fund may purchase and sell futures contracts and options thereon, including these with respect to foreign currencies and interest rates. A currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

           Options—In General. The Fund may buy and sell (write) covered call and put options. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

           There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

           Specific Options Transactions. The Fund may buy and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or traded in the OTC market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call,or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

           The Fund may buy and sell call and put options on foreign currency. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying currency at the exercise price at any time during the option period, or at a specific date, at a price which the purchaser expects to be lower than the spot price of the currency at the time the option is exercised. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying currency at the exercise price at any time during the option period, or at a specific date, at a price which the seller anticipates to be higher than the spot price of the currency at the time the option is exercised.

           The Fund may purchase cash-settled options on interest rate swaps, including interest rate swaps denominated in foreign currency in pursuit of its investment objective. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

           Swap Agreements. The Fund may enter into equity, interest rate, index, total return and currency rate swap agreements. These Strategic Transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

           Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. The Adviser may not be able to use swaps if such swaps are not available on favorable terms or if the use of swaps may entail negative tax consequences for the Fund.

           Future Developments. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

           Lending Fund Securities. The Fund may lend securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of Fund securities may not exceed 33 ?% of the value of the Fund's total assets. The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.

           Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements with banks, broker/dealers or other financial institutions. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. To the extent the Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. The Fund also will continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase.

           Exchange-Traded Funds. Shares of exchange-traded funds ("ETFs") and other similar instruments may be purchased or sold by the Fund. An ETF is an investment company that is registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Instruments the Fund may purchase that are similar to ETFs represent beneficial ownership interests in specific "baskets" of stocks of companies within a particular industry sector or group. These securities also may be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs are not registered as investment companies under the 1940 Act.

           Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held. Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund's investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser may consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument.

           Investment Companies. The Fund may invest in securities issued by other investment companies. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (1) 3% of the total voting stock of any one investment company, (2) 5% of the Fund's total assets in any one investment company and (3) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

Investment Techniques

           Leverage--Borrowing. Money borrowed for leveraging is limited to 20% of the value of the Fund's managed assets plus the principal amount represented by Borrowing. During periods in which the Fund uses leverage, the fees paid to the Adviser for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's net assets plus Borrowing.

           The Fund may be required to maintain minimum average balances in connection with such Borrowing or pay a commitment or other fee to maintain a credit facility; either of these requirements would increase the cost of Borrowing over the stated interest rate. If the Fund issued preferred stock, it would be required to maintain asset coverage of 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock. If preferred stock is outstanding, two of the Fund's Directors would be elected by the holders of preferred stock, voting separately as a class, and the remainder of the Directors would be elected by holders of common shares and holders of preferred stock voting as a single class. In the event the Fund failed to pay distributions on preferred stock for two years, holders of preferred stock would be entitled to elect a majority of the Fund's Directors.

           Credit Facility. The Fund intends to enter into a $                 million credit agreement with                  (the "Credit Agreement") for a floating rate secured line of credit with                  as lender and agent (the "Credit Facility"). Under the Credit Agreement, the Credit Facility may be used (1) to purchase portfolio investments and (2) for payment of distributions to shareholders and other short-term portfolio management purposes.

           Forward Commitments. The Fund may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make a payment until it receives delivery from the counterparty. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments. The Fund intends to engage in forward commitments to increase the Fund's financial exposure to the types of securities in which it invests, which will increase the Fund's exposure to changes in interest rates and will increase the volatility of its returns. If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. At no time will the Fund have more than 20% of its total assets committed to purchase securities on a forward commitment basis. Purchasing forward commitments is similar to purchasing forward currency contracts.

           Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per common share.

INVESTMENT RESTRICTIONS

           The following information supplements and should be read in conjunction with the Fund's Prospectus.

           Under normal market conditions, the Fund will invest at least 80% of its net assets, plus Borrowing, in securities issued by medium-size companies (or other investments with similar characteristics). The Fund has adopted a policy to provide shareholders with at least 60 days prior notice of any changes with respect to the 80% policy.

           The Fund's investment objective is a fundamental policy, which cannot be changed without approval by vote of a majority of the outstanding voting securities ("Majority Vote"), which means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. In addition, the Fund has adopted investment restrictions as fundamental policies which cannot be changed without approval by a Majority Vote. The Fund may not:

1.	invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

2.	invest in physical commodities or contracts for the purchase or sale of physical commodities, except that the Fund may enter into options, futures contracts, options on futures contracts, forward contracts, swap agreements and similar financial instruments (collectively, "Permitted Strategic Transactions");

3.	borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets) or pursuant to any exemptive relief thereunder, provided that the entry into Permitted Strategic Transactions and effecting short sales shall not constitute borrowing;

4.	lend securities or make loans to others, if, as a result, more than 33 1/3% of its total assets would be loaned to others, except that this limitation does not apply to the purchase of debt obligations (including acquisition of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements;

5.	issue any senior security, except as permitted by the 1940 Act (currently, in the case of debt, with asset coverage of 300% immediately after such issuance, and, in the case of stock, with 200% asset coverage) and except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, provided that collateral, escrow or margin or other deposits with respect to the making of short sales and purchases or sales in Permitted Strategic Transactions are not deemed to be an issuance of a senior security;

6.	act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities;

7.	purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, provided that margin deposits in connection with Permitted Strategic Transactions and effecting short sales will not be deemed to constitute a margin purchase for purposes of this Investment Restriction;

8.	purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities; or

9.	purchase securities of other investment companies, except to the extent permitted under the 1940 Act or pursuant to any exemptive relief thereunder.

           The Fund has adopted a non-fundamental policy to limit borrowing to 20% of the value of the Fund's managed assets.

           If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. The Fund interprets its policies with respect to Borrowing to permit investment activities, as described herein with respect to the Fund's total assets, to the extent permitted by the 1940 Act.

MANAGEMENT OF THE FUND

Board of Directors

           The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors, which approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

Lazard Asset Management LLC	Adviser

[State Street Bank and Trust Company]	Custodian

[EquiServe Trust Company, N.A]	Transfer Agent and Registrar

[EquiServe, Inc.]	Dividend Disbursing Agent

           The Directors and officers of the Fund, together with information as to their principal occupations during at least the last five years, are shown below.

Name (Age) Address(1)	Position(s) with the Fund Since the Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Non-Interested Directors:

John J. Burke (76)	Director	Lawyer and Private Investor; Director, Lazard Alternative Strategies Fund, LLC; Director, Pacific Steel & Recycling; Director, Sletten Construction Company; Trustee Emeritus, The University of Montana Foundation.

Kenneth S. Davidson (58)	Director	President, Davidson Capital Management Corporation; Trustee, The Julliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery/London.

William Katz (49)	Director	Director Retired President and Chief Executive Officer, BBDO New York, an advertising agency; Retired Director, BBDO Worldwide.

Lester Z. Lieberman (74)	Director	Private Investor; Chairman, Healthcare Foundation of NJ; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center.

Richard Reiss, Jr. (60)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, Lazard Alternative Strategies Fund, LLC; Director, O'Charley's, Inc., a restaurant chain.

Robert M. Solmson (57)	Director	Director, Independent Bank, Memphis; Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.

Name (Age) Address(1)	Position(s) with the Fund Since the Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Interested Directors:(3)

Norman Eig (63)	Chairman of the Board	Chairman of the Adviser since March 2004; previously Chief Executive Officer of the Adviser and Member of the Management Committee of Lazard.

Charles Carroll (44)	Chief Executive Officer, President and Director	Managing Director and Deputy Chairman of Global Marketing of the Adviser

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(4)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (31)	Vice President and Secretary	Managing Director and General Counsel of the Adviser; from September 1997 to October 2000, an Associate at Schulte Roth & Zabel LLP, a law firm.

Stephen St. Clair (46)	Treasurer	Vice President of the Adviser.

Brian D. Simon (41)	Assistant Secretary	Senior Vice President of the Adviser; from July 1999 to October 2002, Vice President, Law & Regulation at J. & W. Seligman & Co.

David Kurzweil (30)	Assistant Secretary	Counsel of the Adviser; from August 1999 to January 2003, an Associate at Kirkpatrick & Lockhart LLP, a law firm.

John Blevins (39)	Chief Compliance Officer since October 2004	Senior Vice President and Chief Compliance Officer of the Adviser; Director of Compliance for North America, Citi Asset Management Group from November 1999 to July 2000.

________________________________

(1)	The address of each Director and officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112.

(2)	Each Director became a Director in December 2004 and serves as a Director of The Lazard Funds, Inc. and Lazard Retirement Series, Inc., two open-end registered management investment companies, and Lazard Global Total Return and Income Fund, Inc. ("LGI"), a closed-end registered management investment company (collectively with the Fund, comprised of 17 portfolios, the "Lazard Funds").

Beginning with the first annual meeting of shareholders of the Fund held after the initial public offering of the shares of the Fund the Board of Directors of the Fund shall be divided into three classes: Class I, Class II and Class III. At the first annual meeting, Directors of Class I shall be elected to the Board of Directors for a term expiring at the next succeeding annual meeting of shareholders, Directors of Class II shall be elected to the Board of Directors for a term expiring at the second succeeding annual meeting of shareholders and Directors of Class III shall be elected to the Board of Directors for a term expiring at the third succeeding annual meeting of shareholders. At each subsequent annual meeting of shareholders, the Directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified.

(3)	Mr. Eig and Mr. Carroll are "interested persons" (as defined in the 1940 Act) of the Fund ("Interested Directors") because of their positions with the Adviser.

(4)	Each officer became an officer in December 2004 and serves for an indefinite term, until his successor is elected and qualified. Each officer, except Mr. Kurzweil, serves in the same capacity for each of the Lazard Funds. Mr. Paul is not Vice President of LGI, and Mr. Kurzweil serves as Assistant Secretary only to LGI.

          The Fund has standing audit and nominating committees, each comprised of the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act ("Independent Directors"). The function of the audit committee is (1) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (2) to assist in Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent auditors' qualifications, independence and performance. The function of the nominating committee is to select and nominate candidates for election to the Fund's Board of Directors. The nominating committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the nominating committee.

          The table below indicates the dollar range of each Director's ownership of the Fund's common shares and of shares of the Lazard Funds as of [December 31,] 2004.

                                                                Dollar Range of Aggregate Holdings of
                             Dollar Range of Common                Common Shares and Shares of the
Director                           Shares(1)                                  Lazard Funds

----------------------------- ------------------------ ----------------------------------------------
John J. Burke                        $                                      $
----------------------------- ------------------------ ----------------------------------------------
Kenneth S. Davidson                  $                                      $
----------------------------- ------------------------ ----------------------------------------------
William Katz                         $                                      $
----------------------------- ------------------------ ----------------------------------------------
Lester Z. Lieberman                  $                                      $
----------------------------- ------------------------ ----------------------------------------------
Richard Reiss, Jr.                   $                                      $
----------------------------- ------------------------ ----------------------------------------------
Robert M. Solmson                    $                                      $
----------------------------- ------------------------ ----------------------------------------------
Norman Eig                           $                                      $
----------------------------- ------------------------ ----------------------------------------------
Charles Carroll                      $                                      $
----------------------------- ------------------------ ----------------------------------------------
(1)   Prior to commencement of the public offering of the Fund's common shares, the Adviser purchased common shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of the Prospectus, the Adviser owned 100% of the Fund's outstanding common shares. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the Fund's outstanding shares.

          No Director who is not an Interested Director owns beneficially or of record any security of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, [underwriting syndicate].

          Each Director who is not an employee or an affiliated person of the Adviser is paid an annual aggregate fee of $          , plus $           per meeting attended in person ($           per meeting attended by telephone), for the Fund and the Lazard Funds, and is reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. In addition, the Chairman of the audit committees for the Lazard Funds also receives an annual fee of $          . No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board of Directors. Compensation is divided among the Fund and the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

                                               Estimated Aggregate             Estimated Aggregate
                                                  Compensation              Compensation from the Fund
Director                                         from the Fund*               and the Lazard Funds*
---------------------------------------- -------------------------------- -------------------------------

John J. Burke                                           $                               $

Kenneth S. Davidson                                     $                               $

William Katz                                            $                               $

Lester Z. Lieberman                                     $                               $

Richard Reiss, Jr.                                      $                               $

Robert M. Solmson                                       $                               $

Norman Eig                                            None                             None

Charles Carroll                                       None                             None

* Based on the estimated compensation to be paid for the period ending December 31, 2005.

Investment Management and Advisory Agreement

          The Adviser, located at 30 Rockefeller Plaza, New York, NY 10112-6300, has entered into an investment management agreement (the "Advisory Agreement") with the Fund. Pursuant to the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

          The Adviser, a wholly-owned subsidiary of Lazard Frères & Co. LLC, is registered as an investment adviser with the Securities and Exchange Commission (the "SEC"). The Adviser provides its clients with a wide variety of investment banking and related services, including investment management. The Adviser and its global affiliates provide investment management services to client discretionary accounts with assets as of December 31, 2004 totaling approximately $       billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Fund.

          Advisory Agreement. The Advisory Agreement has an initial term of two years and then is subject to annual approval by (i) the Fund's Board of Directors or (ii) a Majority Vote, provided that in either event the continuance also is approved by a majority of the Independent Directors of the Fund or the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by vote of the holders of a majority of the shares of such Fund, or, upon not less than 90 days' notice, by the Adviser. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          Under the terms of the Advisory Agreement, the Adviser will pay the compensation of all personnel of the Fund, except (1) the fees of Directors of the Fund who are not employees or affiliated persons of the Adviser and (2) personnel retained specifically by the Fund. The Adviser will make available to the Fund such of the Adviser's members, officers and employees as are reasonably necessary for the operations of the Fund, or as may be duly elected officers or directors of the Fund. Under the Advisory Agreement, the Adviser also pays the Fund's office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Adviser, including its employees who serve the Fund, may render investment advice, management and other services to other clients.

          Advisory Fee. Pursuant to the Advisory Agreement, the Fund has agreed to pay the Adviser an annual advisory fee of      % of the Fund's average daily managed assets, payable on a monthly basis. The fee paid to the Adviser will be higher when the Adviser engages in Borrowing. "Managed assets" means the total assets of the Fund (including any assets attributable to any Borrowing that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing Borrowing). Assuming Borrowing in the amount of 20% of the Fund's managed assets, the annual fee payable to the Adviser would be      % of net assets (i.e., not including amounts attributable to Borrowing).

          On December 13, 2004, the Board of Directors met in person to, among other matters, consider approval of the Advisory Agreement. The Board engaged in a discussion with portfolio management personnel of the Adviser about the Fund's proposed investment strategies. As part of the discussion, counsel to the Fund explained that it was proposed that the Adviser's fee would be calculated based on net assets, including leverage obtained from Borrowing. In considering approval of the Advisory Agreement, the Board reviewed an independent report prepared by Lipper comparing projected expenses and contractual management fees for the Fund to a comparison group chosen by Lipper, as well as management fees for other accounts managed by the Adviser similar to the Fund's component investment strategies; and participated in a discussion of the Adviser's performance record for the Fund's component investment strategies, compared to benchmark indices. The Board also considered a number of other factors, including: the scope of the services to be provided by the Adviser; the personnel, resources, technology utilization, business reputation, financial condition and experience of the Adviser; and benefits that may accrue to the Adviser or its affiliates by virtue of their relationship with the Fund, including the benefits of brokerage relationships with affiliates of the Adviser and any research and similar service arrangements with brokers who execute transactions on behalf of the Fund. The Independent Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreement. The Directors considered the capability of the Adviser and concluded that its personnel had sufficient experience to manage the Fund. They considered the comparative fees and expenses and concluded that the fees to be charged by the Adviser were reasonable. After having the opportunity to request and review such additional information as they deemed necessary and considering the foregoing, the Directors concluded that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders, and the Board, including a majority of the Independent Directors, approved the proposed Advisory Agreement.

          Code of Ethics. The Fund and the Adviser each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics restrict the personal securities transactions of employees and require Fund managers and other investment personnel to comply with the preclearance and disclosure procedures. The primary purpose of the Codes of Ethics is to ensure that personal trading by employees does not disadvantage the Fund. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics also are available on the SEC's web site at http://www.sec.gov and may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting

          The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund's proxies in accordance with the Adviser's proxy voting policy and guidelines (the "Voting Guidelines") that provide as follows:

o	The Adviser votes proxies in the best interests of its clients.

o	Unless the Adviser's Proxy Committee otherwise determines, the Adviser votes proxies in a manner consistent with the Voting Guidelines.

o	To avoid conflicts of interest, the Adviser votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals ("Approved Guidelines") or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.

o	The Adviser also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client's overall best interests not to vote.

          The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Adviser generally will:

o	vote as recommended by management in routine election or re-election of directors;

o	favor programs intended to reward management and employees for positive, long-term performance, evaluating whether the Adviser believes, under the circumstances, that the level of compensation is appropriate or excessive; and

o	vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

          The Fund's proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC's website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

PORTFOLIO TRANSACTIONS

General

          Subject to the supervision of the Board of Directors, the Adviser is primarily responsible for the investment decisions and the placing of Fund transactions for the Fund. In arranging for the Fund's portfolio transactions, the Adviser is primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution. In choosing broker-dealers, the Adviser considers all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; the Adviser's knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; the Adviser's knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer.

          In the OTC market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

          To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the SEC thereunder, the Fund's Board of Directors has determined that securities transactions for the Fund may be executed through persons affiliated with the Fund if, in the judgment of the Adviser, the use of such affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, the affiliate charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

          Purchase and sale orders for securities held by the Fund may be combined with those for other funds or accounts managed by the Adviser in the interest of the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the Adviser determines that a particular security should be bought for or sold by more than one fund or account, the Adviser undertakes to allocate those transactions between the participants equitably.

Research and Statistical Information

          Consistent with the requirements of best execution, brokerage commissions on the Fund's transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. The Adviser may in its discretion cause accounts to pay such broker-dealers a commission for effecting the Fund transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where the Adviser has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

          The Adviser receives a wide range of research (including proprietary research) and brokerage services from brokers. These services include information on the economy, industries, groups of securities, and individual companies; statistical information; technical market action, pricing and appraisal services; Fund management computer services (including trading and settlement systems); risk management analysis; and performance analysis. Broker-dealers may also supply market quotations to the Fund's custodian for valuation purposes. The Adviser may place orders with broker-dealers who provides services to the Fund at no fee or a reduced fee.

          Any research received in respect of the Fund's brokerage commission may be useful to the Fund, but also may be useful in the management of the account of another client of the Adviser. Similarly, the research received for the commissions of such other client may be useful for the Fund.

          Simultaneous Investments. Investment decisions for the Fund are made independently from those of other funds and other accounts managed by the Adviser. If, however, such other funds or accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

REPURCHASE OF COMMON SHARES

          The Fund is a closed-end investment company (commonly referred to as a closed-end fund) and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies like the Fund have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the Fund's Board of Directors may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund and consequent reduction in yield.

          At any time when the Fund has outstanding preferred shares, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

          Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, the 1940 Act and the rules and regulations thereunder.

          Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers such issue, it is the Board's present policy, which may be changed by the Board of Directors, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Director may in the future modify these conditions in light of experience.

          The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

          In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

          Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board of Directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its shareholders, no action should be taken.

FEDERAL INCOME TAX MATTERS

          Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of common shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your common shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of common shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Fund

          The Fund intends to elect to be treated and to qualify annually as a regulated investment company ("RIC") under the Code.

          To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (all such income items, "qualifying income"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, or two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) each taxable year. The Fund believes that its investment strategies, including its investments in emerging market currencies through forward currency contracts, will generate qualifying income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund's business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund's foreign currency gains as non-qualifying income, thereby jeopardizing the Fund's status as a regulated investment company for all years to which such regulations are applicable.

          As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year at least an amount equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period generally ending October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (3) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid corporate income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the foregoing distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

          If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (including its net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as "qualified dividend income" in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

          Dividends paid out of the Fund's investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether such dividends are paid in cash or reinvested in additional common shares. If a portion of the Fund's income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before December 31, 2008, distributions of net investment income that are designated by the Fund as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gain. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Certain holding period and other requirements must be met by both the shareholder and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be. Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held Fund common shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder's basis in his or her common shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her common shares, the excess will be treated by the shareholder as gain from a sale or exchange of such shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional common shares.

          The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his common shares by an amount equal to the deemed distribution less the tax credit.

          Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional common shares will receive a report as to the net asset value of those shares.

Sale or Exchange of Fund Shares

          Upon the sale or other disposition of the Fund's common shares which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder's adjusted tax basis in the common shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder's holding period for the common shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the common shares have been held for more than one year.

          Any loss realized on a sale or exchange will be disallowed to the extent that common shares disposed of is replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the common shares. In such a case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of common shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited as undistributed capital gains) with respect to such shares.

          Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must attach to its tax return and also separately file with the Internal Revenue Service a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Currency Fluctuations

          Under Section 988 of the Code, gains and losses of the Fund on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

          The Fund may enter into forward currency contracts. In addition, the Fund may enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" will not be subject to ordinary income or loss treatment under Section 988 of the Code. Gains and losses from Section 1256 Contracts are marked to market annually and generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Any gain or loss realized by the Fund with respect to any forward currency contracts, or currency futures contracts or option contracts that are not Section 1256 Contracts, will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) the Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss. The Fund does intend to make such elections.

Hedging and Strategic Transactions

          Certain of the Fund's hedging and Strategic Transactions are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to shareholders. The Fund will monitor its Strategic Transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Other Investments

          The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in domestic and foreign "high yield" securities. A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

          As a result of investing in securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

Foreign Taxes

          Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund qualifies as a RIC, the Fund satisfies the 90% distribution requirement and more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, then the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held common shares for less than a specified minimum period during which it is not protected from risk of loss, (ii) is obligated to make payments related to the dividends or (iii) holds common shares of the Fund in arrangements in which the shareholder's expected economic profits after non-U.S. taxes are insubstantial, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stock and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his or her own tax adviser regarding the potential application of foreign tax credits.

Backup Withholding

          The Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will increase to 31% (unless Congress enacts legislation otherwise). Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service. To avoid such withholding, foreign shareholders (as defined below) that beneficially own common shares generally must provide a properly completed IRS Form W-8BEN or other applicable forms or documentation certifying their non-United States status.

Foreign Shareholders

          U.S. taxation of a shareholder who with respect to the United States is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

          If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Such a foreign shareholder would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of common shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

          If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of common shares will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

          In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption. See "Backup Withholding."

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

          It is not expected that you will be subject to alternative minimum tax as a result of your investment in the Fund. Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

          The Fund's Articles of Incorporation authorize the issuance of 500,000,000 common shares. The common shares being offered have a par value of $0.001 per share and, subject to the rights of holders of preferred shares if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The common shares being offered will, when issued, be fully paid, non-assessable, and will have no pre-emptive, subscription or conversion rights or rights to cumulative voting. Although the Fund has no current intention to issue any preferred shares, the Articles authorize the issuance of shares of preferred shares in one or more classes or series, with rights as determined by the Board of Directors.

          The Fund will send annual and semi-annual financial statements to its shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The Financial Statements of the Fund as of                , 2005 appearing in this SAI have been audited by                 , independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The principal business address of                  is                 .

ADDITIONAL INFORMATION

          The Fund's Registration Statement, including the Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or this Statement of Additional Information as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC's website at http://www.sec.gov.

FINANCIAL STATEMENTS AND REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

LAZARD GLOBAL MID CAP FUND, INC.

FINANCIAL STATEMENTS

Lazard Global Mid Cap Fund, Inc.
Statement of Assets and Liabilities
                , 2005

LAZARD GLOBAL MID CAP FUND, INC.
Schedule of Net Assets
                , 2005

ASSETS:
   Cash                                          $
                                                 -----------------
   Total Assets and Net Assets                   $
                                                 =================

Analysis of Net Assets:

                                                 -----------------
                                                 =================

The accompanying notes are an integral part of these financial statements.

LAZARD GLOBAL MID CAP FUND, INC.
Notes to Financial Statements

APPENDIX A--
DESCRIPTION OF RATINGS

Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch, Inc. ("Fitch"):

S&P

Long-term

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Long-term

Aaa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa.' The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o	Leading market positions in well-established industries.

o	High rates of return on funds employed.

o	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Long-Term Investment Grade

AAA
Highest Credit Quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very High Credit Quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High Credit Quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good Credit Quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-Term Speculative Grade

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly Speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-Term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest Credit Quality. Indicates the strongest capacity for timely payment f financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good Credit Quality. Satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair Credit Quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default. Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'

PART C -- OTHER INFORMATION

ITEM 24.      FINANCIAL STATEMENTS AND EXHIBITS

           (1)      FINANCIAL STATEMENTS:

                      To be filed by amendment.

          Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), will be filed with a pre-effective amendment to the Registration Statement.

           (2)      EXHIBITS:

(a)	Articles of Incorporation*
(b)	By-Laws*
(c)	Not applicable
(d)	See Exhibit (a)
(e)	Automatic Dividend Reinvestment Plan**
(f)	Not applicable
(g)	Advisory Agreement between Registrant and Lazard Asset Management LLC ("LAM")**
(h)	(i)	Form of Purchase Agreement between Registrant and **
(ii)	Form of Master Selected Dealer Agreement**
(iii)	Form of Master Agreement Among Underwriters**
(i)	Not applicable
(j)	Custodian Agreement between Registrant and [State Street Bank and Trust Company]**
(k)	Registrar, Transfer Agency and Service Agreement among Registrant and [EquiServe Trust Company, N.A.] and [EquiServe, Inc.]**
(l)	Opinion and Consent of Counsel**
(m)	Not applicable
(n)	Consent of Independent Registered Public Accounting Firm**
(o)	Not applicable
(p)	Subscription Agreement**
(q)	Not applicable
(r)	Code of Ethics of Registrant**
(s)	Power of Attorney*

__________________

*        Filed herewith.
**      To be filed by amendment.

ITEM 25.      MARKETING ARRANGEMENTS

           See Sections                  of the Form of Purchase Agreement to be filed as Exhibit (h)(i) to this Registration Statement.

          See Sections                  of the Form of Master Selected Dealer Agreement to be filed as Exhibit (h)(ii) to this Registration Statement.

          See Sections                  of the Form of Master Agreement Among Underwriters to be filed as Exhibit (h)(iii) to this Registration Statement.

ITEM 26.      OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

           The following table sets forth the expenses to be incurred in connection with the offer described in this Registration Statement:

Securities and Exchange Commission ("SEC") registration fees
National Association of Securities Dealers, Inc. fees
Costs of printing and engraving expenses
Independent registered publice accounting firm's fees and expenses
Legal fees and expenses
NYSE listing fees
Blue Sky filing fees and expenses
Miscellaneous expenses

Total	$ $ $ $ $ $ $ $ $

ITEM 27.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           Not applicable.

ITEM 28.      NUMBER OF HOLDERS OF SECURITIES

Title of Class Common Stock, par value $0.001 per share	Number of Record Holders 1 as of , 2005

ITEM 29.      INDEMNIFICATION

          Reference is made to Article VII of Registrant's Articles of Incorporation filed as Exhibit (a), Article VI of Registrant's By-Laws filed as Exhibit (b) and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the SEC:

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In such event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

          The directors and officers of Registrant are covered by an errors and omission policy covering certain claims and expenses arising out of their position with Registrant, except for matters which involve willful misfeasance, bad faith, gross negligence or reckless disregarding of their duties.

          Section     of the Form of Purchase Agreement to be filed as Exhibit h (i) to this Registration Statement provides for each of the parties thereto, including Registrant and the Underwriters, to indemnify [the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws].

ITEM 30.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          The descriptions of LAM under the Captions "Management of the Fund" in the Prospectus and "Management of the Fund" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of LAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in or by LAM or those of its officers and members during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940, as amended by LAM (SEC File No. 801-61701).

ITEM 31.      LOCATION OF ACCOUNTS AND RECORDS

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder, including journals, ledgers, securities records and other original records, are maintained primarily at the offices of Registrant's custodian, [State Street Bank and Trust Company]. All other records so required to be maintained are maintained at the offices of LAM, 30 Rockefeller Plaza, New York, New York 10112.

ITEM 32.      MANAGEMENT SERVICES

           Not applicable.

ITEM 33.      UNDERTAKINGS

           (1)      Registrant hereby undertakes to suspend the offering of its Common Stock until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

           (2)      Not applicable.

           (3)      Not applicable.

           (4)      Not applicable.

           (5)      Registrant hereby undertakes that:

(a) for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance on Rule 430A and contained in the form of prospectus filed by Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

           (6)      Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, State of New York, on the 13th day of December, 2004.

LAZARD GLOBAL MID CAP FUND, INC. By:/s/ Charles Carroll, Charles Carroll, Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

           Each person whose signature appears below hereby constitutes and appoints Nathan A. Paul and Brian D. Simon, and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registrant's Registration Statement on Form N-2 (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signatures	Title	Date

/s/ Charles Carroll Charles Carroll	President and Director	December 13, 2004

/s/ Stephen W. St. Clair Stephen W. St. Clair	Treasurer and Chief Financial Officer	December 13, 2004

/s/ Norman Eig Norman Eig	Director	December 13, 2004

/s/ Kenneth S. Davidson Kenneth S. Davidson	Director	December 13, 2004

/s/ Lester Z. Lieberman Lester Z. Lieberman	Director	December 13, 2004

/s/ William Katz William Katz	Director	December 13, 2004

/s/ Robert M. Solmson Robert M. Solmson	Director	December 13, 2004

Exhibit Index

(a)	Articles of Incorporation

(b)	By-Laws